SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

EMULEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING
VOTING SECURITIES AND STOCK OWNERSHIP
PROPOSAL 1
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4 RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED
PROPOSAL 5 RATIFICATION AND APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 6 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS
ANNUAL REPORT TO STOCKHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K

EMULEX CORPORATION

3333 Susan Street
Costa Mesa, California 92626
(714) 662-5600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 18, 2004

To the Stockholders of EMULEX CORPORATION:

      You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), which will be held at the Westin South Coast Plaza Hotel at 686 Anton Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 18, 2004, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of six directors to serve until the next annual meeting of the Company’s stockholders and until their successors have been elected and qualified;

2. To ratify and approve a proposal to authorize an exchange of certain outstanding employee stock options for a smaller number of stock options with a new exercise price;

3. To ratify and approve the Company’s 2004 Employee Stock Incentive Plan;

4. To ratify and approve the Company’s 1997 Stock Option Plan for Non-Employee Directors, including amendments which (i) increase the number of options automatically granted to each director eligible to participate under the Plan on the date on which such director first becomes an eligible director from 30,000 to 60,000 and (ii) to increase the number of options granted on each yearly anniversary of the date of grant of the initial option to each eligible director from 10,000 to 20,000.

5. To ratify and approve the amendment of the Company’s Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;

6. To ratify the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2005; and

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record of the Company’s common stock at the close of business on October 1, 2004, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

      Those who cannot attend are urged to sign, date, and otherwise complete the enclosed Proxy and return it promptly in the enclosed envelope. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California

October 18, 2004

EMULEX CORPORATION
3333 Susan Street
Costa Mesa, California 92626
(714) 662-5600

PROXY STATEMENT

Approximate date proxy material first sent

to stockholders: October 18, 2004

      The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), to be held at the Westin South Coast Plaza Hotel at 686 Anton Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 18, 2004, and adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

Record Date and Share Ownership

      Only stockholders of record on the books of the Company at the close of business on October 1, 2004 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting. Each share of common stock is entitled to one vote with respect to the matters presented at the Meeting. At the Record Date, 82,722,449 shares of our common stock were issued and outstanding and held of record by approximately 466 stockholders. The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

Voting and Solicitation

      Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

      A form of proxy is being furnished to stockholders herewith by the Company on behalf of the Board of Directors. Proxies properly executed, duly returned to and received by us before the Meeting, and not revoked, will be voted and cast in accordance with the specifications given. Unless a contrary choice is specified in the proxy, the proxy will be voted:

“FOR” the election of all six of the nominee-directors specified herein,

“FOR” ratification and approval of the proposal to approve an exchange of certain outstanding employee stock options for a smaller number of stock options with a new exercise price (the “Option Exchange Proposal”),

“FOR” ratification and approval of the 2004 Employee Stock Incentive Plan,

“FOR” ratification and approval of the 1997 Stock Option Plan for Non-Employee Directors, as amended,

“FOR” ratification and approval of the amendment of the Employee Stock Purchase Plan, and

“FOR” ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2005.

      It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Meeting, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Nominating and Corporate Governance Committee of the Company’s Board of Directors and each of them is a director of the Company.

      Under the Company’s Bylaws and Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal and has not received instructions from the beneficial owner) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals regarding the Option Exchange Proposal, the adoption of the Employee Stock Incentive Plan and the amendments of the Director Stock Option Plan and the Employee Stock Purchase Plan, as well as the proposal to ratify the selection of KPMG LLP as the Company’s independent auditors, will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of any such proposals and will not be counted as votes for or against such proposals.

      The New York Stock Exchange has adopted regulations that prevent brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Accordingly, for any shares held by you through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of the Option Exchange Proposal, the proposal to adopt the Employee Stock Incentive Plan and the proposals to amend the Director Stock Option Plan and the Employee Stock Purchase Plan if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

      The entire cost of soliciting proxies in connection with the Meeting will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained Mellon Investor Services, Los Angeles, California, to deliver soliciting materials to such record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $8,000. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

Revocability of Proxies

      Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

Householding of Annual Meeting Materials

      Some banks, brokers, and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the 2004 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our investor Relations Department at 3333 Susan Street, Costa Mesa, California 92626, telephone (714) 662-5600. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

VOTING SECURITIES AND STOCK OWNERSHIP

Stock Ownership of Management

      The following table sets forth, as of the Record Date, information as to the beneficial ownership of the Company’s common stock by all directors, by the executive officers identified in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group.

	Amount and
	Nature of
	Beneficial		Percent of
Name of Beneficial Owner	Ownership(1)		Class(2)

Fred B. Cox	764,000	(3)	*
Paul F. Folino	1,030,918	(4)	1.2%
Michael P. Downey	112,000	(5)	*
Bruce C. Edwards	189,000	(6)	*
Robert H. Goon	70,000	(7)	*
Don M. Lyle	90,000	(7)	*
Kirk D. Roller	281,251	(7)	*
Karen Mulvany	458,286	(8)	*
Michael J. Rockenbach	493,257	(9)	*
James M. McCluney	250,333	(7)	*
All directors and executive officers as a group (13 persons)(10)	4,395,109		5.1%

(1)	Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named owner has the sole voting and investment power with respect to their shares (other than shares subject to options). Amount of shares beneficially owned includes shares which are subject to options that are currently, or within 60 days following the Record Date will be, exercisable.

(2)	Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3)	Consists of (i) 384,000 shares held in an irrevocable trust with the trustees having voting and investing control; Mr. and Mrs. Cox are not trustees but are beneficiaries of this trust; (ii) 270,000 shares held by a limited liability company owned by members of Mr. Cox’s family; Mr. Cox and his wife have no ownership, beneficial or otherwise and no management or investment control in this limited liability company; and (iii) 110,000 shares which are subject to options held by Mr. Cox which are currently, or within 60 days following the Record Date will be, exercisable.

(4)	Consists of 11,375 shares held by a family trust of which Mr. Folino and his wife are co-trustees and share voting and investment power, 800 shares held by his daughter and 1,108,743 shares which are subject to options held by Mr. Folino which are currently, or within 60 days following the Record Date will be, exercisable.

(5)	Consists of 2,000 shares held by Mr. Downey and 110,000 shares which are subject to options held by Mr. Downey which are currently, or within 60 days following the Record Date will be, exercisable.

(6)	Consists of 4,000 shares held in a family trust of which Mr. Edwards and his wife are co-trustees and share voting and investment power, and 185,000 shares which are subject to options held by Mr. Edwards which are currently, or within 60 days following the Record Date will be, exercisable.

(7)	Consists of shares which are purchasable pursuant to stock options which are currently, or within 60 days following the Record Date will be, exercisable.

(8)	Consists of 1,000 shares held by Ms. Mulvany, 600 shares held in a trust for her daughter of which Ms. Mulvany and her husband share voting and investment power, 2,000 shares held in a family trust of which Ms. Mulvany and her husband are co-trustees and share voting and investment power, and 454,686 shares which are subject to options held by Ms. Mulvany which are currently, or within 60 days following the Record Date will be, exercisable.

(9)	Consists of 121,568 shares held by Mr. Rockenbach, 10,660 shares held by his children and 361,029 shares which are subject to options held by Mr. Rockenbach which are currently, or within 60 days following the Record Date will be, exercisable.

(10)	Includes persons who serve as executive officers of the Company’s principal subsidiary.

Principal Stockholders

      The following table sets forth information regarding ownership of outstanding shares of the Company’s common stock by those individuals, entities, or groups who have advised the Company that they own more than five percent (5%) of the outstanding common stock of the Company.

	Amount and
	Nature of
	Beneficial	Percent of
Name of Beneficial Owner	Ownership	Class

Fidelity Investments	6,947,178 (1)	8.4%
82 Devonshire Street
Boston, MA 02109
PRIMECAP Management Company	5,804,100 (2)	7.0%
225 South Lake Avenue
#400
Pasadena, CA 91101

(1)	Based on its Schedule 13G/ A filed on July 12, 2004, it is the Company’s belief that (i) 3,498,513 shares were beneficially owned by Fidelity Management Research Company, a wholly-owned subsidiary of FMR Corp., (ii) 1,723,184 shares were beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., and (iii) 1,725,481 shares were beneficially owned by Fidelity International Limited on behalf of certain of its direct or indirect subsidiaries.

(2)	Based on its Schedule 13G/ A filed on September 17, 2004 and as updated by conversations with such owner, it is the Company’s belief that PRIMECAP Management Company beneficially owned the number of shares indicated as of October 7, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s directors are to be elected at each annual meeting of stockholders. The six nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Each of the nominated directors was elected a director at the 2003 Annual Meeting of Stockholders of the Company.

      In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

      The six nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company’s directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company’s directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate’s name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder’s intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

Director Nomination Process

      The Nominating Committee has a policy of considering candidates for membership to the Board who are nominated by stockholders in the same manner as candidates recommended by members of the Board.

      The Company’s Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. The stockholder’s notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.

      The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company’s present Board of Directors):

Nominee	Principal Occupation	Age

Fred B. Cox	Chairman Emeritus of the Company	70
Paul F. Folino	Chairman of the Board and Chief Executive Officer of the Company	59
Michael P. Downey(2)(3)	Private Investor and Executive Consultant	57
Bruce C. Edwards(1)(2)(3)	Chief Executive Officer of Powerwave Technologies, Inc.	50
Robert H. Goon(2)(3)	Attorney	63
Don M. Lyle(1)(2)	Principal of Technology Management Company	65

(1)	Member of the Compensation Committee of the Board of Directors of the Company, currently consisting of two directors, none of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The Compensation Committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan. See “Report of the Compensation Committee of the Board of Directors.”

(2)	Member of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, currently consisting of four directors, none of whom is an employee of the Company. The Nominating and Corporate Governance Committee was formed in August 2002 and had four meetings in fiscal 2004. The nominees for election as directors at the Meeting were selected by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and approves nominees for service on the Board, considers any nominees recommended by stockholders, and adopts and reviews corporate governance policies and procedures. All members of the Nominating and Corporate Governance Committee are independent within the meaning of the New York Stock Exchange listing standards. A copy of the charter of the Nominating and Corporate Governance

Committee is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Charter of the Nominating/ Corporate Governance Committee of the Board of Directors.”

(3)	Member of the Audit Committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company, which held ten meetings during the last fiscal year of the Company. See “Report of the Audit Committee of the Board of Directors.”

      Mr. Cox is a founder of the Company and has served as a director since its inception in 1979 and served as Chairman of the Board until July 2002 at which time he was named Chairman Emeritus. Mr. Cox served as the Company’s Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and served as a member of its Board of Directors until its acquisition in December 2000.

      Mr. Folino has served as a director and as Chief Executive Officer of the Company since May 1993 and served as its President from May 1993 until July 2002. In July 2002, he was appointed as Chairman of the Board. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products. Mr. Folino is also a director of Microsemi Corporation, a designer, manufacturer and marketer of high-performance analog and mixed-signal integrated circuits and high reliability discrete semiconductors.

      Mr. Downey has served as a director of the Company since February 1994 and is Chairman of the Audit Committee. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as a director of Artisoft Inc., a developer of software-based phone systems, and served as its interim President and Chief Executive Officer from March 2000 to July 2000 and as its Chairman from October 1998 to February 2004. Mr. Downey also serves as a director and a member of the audit and compensation committees of First Consulting Group, Inc, a consulting and integration management company for the health care and pharmaceutical industries.

      Mr. Edwards has served as a director of the Company since May 2000. Since February 1996, he has served as Chief Executive Officer and as a director of Powerwave Technologies, Inc., a developer of wireless communications products. Mr. Edwards also served as the President of Powerwave Technologies from February 1996 to May 2004. Mr. Edwards was Executive Vice President, Chief Financial Officer and Director of AST Research, Inc., a personal computer company, from July 1994 to December 1995 and Senior Vice President, Finance and Chief Financial Officer of AST Research, Inc. from March 1988 to July 1994.

      Mr. Goon has served as a director of the Company since its inception in 1979 and serves as the Chairman of the Nominating and Corporate Governance Committee. He has been engaged in the practice of law for 39 years. From before 1995 until October 1999, he was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company. Since November 1999, he has been a sole practitioner.

      Mr. Lyle has served as a director of the Company since February 1994 and is Chairman of the Compensation Committee. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Company, a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the Board of Directors of several private companies.

      There were seven meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year.

Compensation of Directors

      Directors’ Fees. In fiscal 2004, directors who were not employees of the Company received a quarterly retainer of $7,500 and reimbursement for travel expenses. In addition, the chairmen of the Nominating and Corporate Governance and Compensation Committees received an additional quarterly retainer of $1,250, while committee members received an additional quarterly retainer of $1,000, and the chairman of the Audit Committee received an additional quarterly retainer of $2,500 while committee members received an additional quarterly retainer of $2,000. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

      Stock Options. On October 9, 1997, the Board of Directors of the Company adopted the Company’s 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”) under which shares of common stock of the Company may be issued pursuant to exercise of stock options granted to directors who are not employees of the Company or any of its subsidiaries. The Director Plan was approved by stockholders of the Company at the 1997 Annual Meeting of Stockholders. Amendments increasing the number of shares authorized for issuance under the Director Plan were approved by the stockholders of the Company at the 1999, 2000 and 2002 Annual Meetings of Stockholders. There are currently 1,730,000 shares authorized for issuance under the Director Plan.

      Each director of the Company is eligible to receive an option under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries (“Plan Eligible Director”). Only Plan Eligible Directors may receive options under the Director Plan. There are currently five Plan Eligible Directors — Messrs. Cox, Downey, Edwards, Goon and Lyle.

      Until June 2001, the Director Plan provided that an option to purchase 120,000 shares of common stock of the Company was granted automatically to each Plan Eligible Director upon the date on which such director first becomes a Plan Eligible Director. In addition, the Director Plan provided that on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director would automatically be granted an additional option to purchase 40,000 shares of common stock. Effective June 2001, the Board of Directors voluntarily amended the Director Plan to reduce the initial grant amount from 120,000 shares to 30,000 shares and the annual grant amount from 40,000 shares to 10,000 shares. Effective October 1, 2004, the Board of Directors amended the Director Plan, subject to stockholder approval, to increase the initial grant amount from 30,000 shares to 60,000 shares and the annual grant amount from 10,000 shares to 20,000 shares.

Corporate Governance

      Corporate Governance Guidelines. The Board has adopted Corporate Governance Guidelines to reflect the principles by which the Company operates. These Guidelines are available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Corporate Governance Guidelines.” Please note that none of the information contained on our websites is incorporated by reference into this proxy statement, and the website addresses are included as inactive textual references only.

      Director Independence. It is the objective of the Board that all non-employee directors meet the criteria for independence required by the New York Stock Exchange and the Securities and Exchange Commission absent unusual and compelling circumstances. Only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and who meet the additional qualifications prescribed under the New York Stock Exchange rules will be considered independent. In addition, our Corporate Governance Guidelines require that members of the Audit Committee also satisfy the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002.

      Under our Corporate Governance Guidelines, the Board reviews in advance any substantial charitable contribution made by the Company to organizations to which any director is affiliated, and any consulting contract with (or the provision of other indirect form of compensation to) any director.

      The Board has reviewed the business and charitable relationships between the Company and each non-employee director and has determined that all of these directors are independent under all of the requirements described above.

      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all directors are independent directors within the meaning of the New York Stock Exchange listing standards, except for Mr. Folino, the Chief Executive Officer of the Company.

      Meetings of Independent Directors. As required under the rules of the New York Stock Exchange, the Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Goon generally presides over these executive sessions.

      Code of Conduct. All of our directors and employees, including our Chief Executive Officer and Chief Financial Officer (our principal accounting officer), are required to abide by our Business Ethics and Confidentiality Policy to ensure that our business is conducted in a legal and ethical manner and that our proprietary trade secrets are protected. The Code is available in the Investor Relations section of our website at www.emulex.com under the heading “Corporate Governance — Business Ethics and Confidentiality Policy.” The Code is also available to stockholders on request to: Emulex Corporation, Attn: Investor Relations, 3333 Susan Street, Costa Mesa, California 92626. The Company has also established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

      Stockholder Communications with Directors. The Board has approved a policy by which stockholders and other interested parties may communicate directly with the Board or the non-employee directors. All communications should be in writing and should be directed to the Company’s Investor Relations Department at the address given above. The sender should indicate in the address whether it is intended for the entire Board, the non-employee directors as a group, or an individual director. Each communication intended for the Board or non-employee directors received by the Secretary will be forwarded to the intended recipients subject to compliance with instructions from the Board in effect from time to time concerning the treatment of inappropriate communications.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth information concerning compensation of the principal executive officer of the Company and the four most highly compensated other executive officers of the Company or its subsidiaries for each of the last three completed fiscal years:

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
					Stock
				Other Annual	Option	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Grants(3)	Compensation(4)

Paul F. Folino	2004	$538,485	$361,711	-0-	720,000	$12,158
Chairman and	2003	514,076	429,541	-0-	325,000	12,487
Chief Executive Officer	2002	506,547	218,958	-0-	300,000	18,200
Kirk D. Roller(5)	2004	369,667	147,142	-0-	220,190	14,001
President, Worldwide	2003	352,007	190,722	-0-	150,000	19,622
Sales	2002	289,686	60,281	-0-	40,000	13,364
Karen Mulvany	2004	294,755	82,128	-0-	202,619	9,628
Exec. V.P., Business	2003	249,596	99,647	-0-	40,000	5,284
Planning and Development	2002	195,446	39,726	-0-	40,000	6,616
Michael J. Rockenbach	2004	289,822	76,288	-0-	152,333	7,888
Exec. V.P. and	2003	259,080	97,501	-0-	40,000	9,658
Chief Financial Officer	2002	248,782	47,116	-0-	40,000	9,029
James M. McCluney(6)	2004	201,100	144,242	42,783 (7)	522,346	6,509
President and Chief	2003	—	—	—	—	—
Operating Officer	2002	—	—	—	—	—

(1)	The Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders understated the amount of the bonus payments earned by the executive officers named in the Summary Compensation Table in fiscal 2003 by an aggregate of approximately $224,000. The above table correctly identifies the bonus payments made to the executive officers named in the Summary Compensation Table in fiscal 2003.

(2)	Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person. Other Annual Compensation does not include the value realized upon exercise of options during the periods in question.

(3)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan during the fiscal year in question.

(4)	This column includes the Company’s matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

(5)	Mr. Roller is expected to retire from the Company effective July 1, 2005.

(6)	Mr. McCluney previously served as the President and Chief Executive Officer of Vixel Corporation and joined the Company in November 2003 in connection with the Company’s acquisition of Vixel.

(7)	Includes $33,408 of reimbursement for relocation expenses.

Key Employee Retention Agreements

      The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino’s annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. McCluney, Rockenbach and Roller and Ms. Mulvany. The key employee retention agreements for Messrs. McCluney, Rockenbach and Roller and Ms. Mulvany provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee’s annual salary plus the highest annual average of any two of the employee’s last three annual bonuses; and continuation following termination of employment of the employee’s health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year. The Company has also entered into similar agreements with three other officers of the Company as well as approximately 38 non-officer employees.

Option Grants During Fiscal 2004

      The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended June 27, 2004, to the officers identified in the Summary Compensation Table:

Option Grants in Fiscal 2004

						Potential Realizable Value
						at Assumed Annual Rates
			% of Total			of Stock Price Appreciation
			Options Granted			for Option Term(4)
	Options		to Employees in	Exercise	Expiration
Name	Granted(1)		2004(2)	Price(3)	Date	5%	10%

Paul F. Folino	400,000	(5)	8.04	$24.00	08/19/13	$6,035,298	$15,293,427
	320,000	(6)	6.44	24.00	08/19/13	4,828,239	12,234,741
Kirk D. Roller	100,000	(5)	2.01	24.00	08/19/13	1,508,825	3,823,357
	120,190	(6)	2.42	24.00	08/19/13	1,813,456	4,595,292
Karen Mulvany	75,000	(5)	1.51	24.00	08/19/13	1,131,618	2,867,517
	127,619	(6)	2.57	24.00	08/19/13	1,925,547	4,879,329
Michael J. Rockenbach	75,000	(5)	1.51	24.00	08/19/13	1,131,618	2,867,517
	77,333	(6)	1.56	24.00	08/19/13	1,166,819	2,956,716
James M. McCluney	150,000	(5)	3.02	26.65	11/17/13	2,513,136	6,368,278
	136,225	(7)	2.74	6.91	02/16/13	536,845	1,331,630
	90,816	(7)	1.83	8.13	05/21/12	379,983	923,117
	43,592	(7)	0.88	9.53	05/18/13	244,910	611,812
	72,653	(7)	1.46	10.93	01/22/11	333,179	780,274
	29,060	(7)	0.58	19.41	07/28/13	341,078	856,790

(1)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan.

(2)	The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company’s common stock covered by all options granted by the Company to employees of the Company during such year.

(3)	The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4)	These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option’s exercise price, assuming that the market price of the Company’s common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Securities and Exchange Commission rules governing the preparation of proxy statements and do not necessarily reflect management’s assessment of the Company’s future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

(5)	Each option granted becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares after each three month interval thereafter.

(6)	Each option granted becomes fully-exercisable 18 months following the date of grant.

(7)	Represents options granted pursuant to the Vixel Corporation 1999 Equity Incentive Plan, which options were converted into options to acquire shares of the Company’s common stock in connection with the Company’s acquisition of Vixel in November 2003. These options vest in three-month intervals following the date of grant.

Option Exercises in Fiscal 2004 and Year-End Option Values

      The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 2004 by the officers named in the Summary Compensation Table:

Option Exercises and Year-End Value Table

					Value of
			Number of		Unexercised
			Unexercised Options		In-the-Money Options
	Shares		at Fiscal Year End		at Fiscal Year End(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul F. Folino	142,500	$1,922,172	809,367	1,041,877	$305,640	$207,190
Kirk D. Roller	52,501	461,210	208,124	359,567	5,525	27,625
Karen Mulvany	25,000	99,025	409,999	267,620	5,525	27,625
Michael J. Rockenbach	—	—	317,591	209,834	1,042,202	27,625
James M. McCluney	70,000	1,375,500	154,143	298,203	823,292	843,191

(1)	Common Stock valued at $14.90 per share which represents the closing price of the Company’s common stock as reported by the New York Stock Exchange on June 25, 2004.

Compensation Committee Interlocks and Insider Participation

      In fiscal 2004, Don M. Lyle and Fred B. Cox served as members of the Compensation Committee of the Company. Mr. Cox resigned from the Compensation Committee effective October 1, 2004. After the meeting, it is anticipated that Mr. Lyle will remain a member of the Compensation Committee and Mr. Edwards will join the Compensation Committee. Neither Mr. Cox, Mr. Lyle nor Mr. Edwards are now, nor were at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 2004, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

Report of Executive Compensation Committee

      The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy

Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

      The Compensation Committee of the Board of Directors is comprised entirely of independent directors who are not officers or employees of the Company. The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan (“Employee Option Plan”) and the Emulex Corporation 2004 Employee Stock Incentive Plan (the “Employee Incentive Plan”), including review and approval of grants of options under the Employee Option Plan and awards under the Employee Incentive Plan to executive officers and other key employees of the Company and its subsidiaries. The Compensation Committee also administers the Emulex Corporation Employee Stock Purchase Plan.

      Compensation Policies and Philosophy. The Company’s executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company’s success, to provide economic incentives for executive officers to achieve the Company’s business objectives by linking the executive officers’ compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock option awards to achieve the aforementioned objectives.

      The Compensation Committee considers a number of factors which include the level and types of compensation paid to executive officers in similar positions at comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of each executive officer, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company’s goals.

      Components of Compensation. Executive officer salaries are established in relation to a range of salaries for comparable positions among a peer group of other technology companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive compensation between the 50th and 75th percentile of salaries paid to executives of the Company’s peer group of corporations. In making its annual salary recommendations, the Compensation Committee looks at the Company’s financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company’s financial and business objectives, and the executive officers’ performance of their individual responsibilities.

      Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives, other than principal executive officers, are proposed by the management of the Company based on the Company’s annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Bonus recommendations for the principal executive officers are made by the Compensation Committee based on the Company’s achievement in comparison to the annual operating plan. The committee’s recommendations are reviewed and approved by the Board.

      The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Option Plan or awards granted under the Employee Incentive Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Employee Option Plan or the Employee Incentive Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company’s common stock and, consequently, have value only if the price of the Company’s common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other computer companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive’s performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

      Compensation of the Principal Executive Officer. The Compensation Committee reviews the performance of the principal executive officer, as well as other executive officers of the Company and its subsidiaries, annually. Effective September 2003, the Compensation Committee elected to increase Mr. Folino’s annual base salary and target bonus to $530,000 and $477,000, respectively. Effective September 2004, the Compensation Committee elected to increase Mr. Folino’s annual base salary and target bonus to $557,000 and $501,300, respectively.

Respectfully submitted,

Compensation Committee:

DON M. LYLE, Chairman
BRUCE C. EDWARDS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following is the report of the Audit Committee of the Board of Directors with respect to the Company’s audited financial statements for the fiscal year ended June 27, 2004, included in the Company’s Annual Report on Form 10-K for such year. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings, except to the extent that the Company specifically incorporates it by reference in such filing.

      In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A hereto, the Audit Committee serves as the representative of the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews its charter periodically to reassess the adequacy of the charter. The Audit Committee consists of three non-employee directors, each of whom the Company believes to be “independent” within the meaning of both Section 303.01(b)(2)(a) and (3) of the listing standards of the New York Stock Exchange and Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing requirements. The Board has further determined that each member of the Audit Committee is financially literate under the requirements of the New York Stock Exchange and that both Messrs. Edwards and Downey are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission. The designation of members of our Audit Committee as “audit committee financial experts” does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board of Directors.

      The Company’s management has primary responsibility for the Company’s internal controls and for the preparation of financial statements. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the U.S.A. and to issue a report thereon. The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, monitoring the independence and performance of the Company’s independent auditors, and providing an avenue of communication among the independent auditors, management and the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent accountants. The Audit Committee has also established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

      On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted. During the period subsequent to enactment of such law, the Audit Committee consulted with representatives of management, internal legal counsel and our independent auditors in order to further the Audit Committee’s understanding of such law. The Audit Committee reviewed processes that already are in place as well as new processes that will be implemented in order to assure continued compliance with the requirements of the Sarbanes-Oxley Act of 2002 as they become effective.

      In addition, during the most recent fiscal year, the Audit Committee:

•	reviewed and discussed the audited financial statements and interim financial statements with the Company’s management;

•	discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61; and

•	reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Fees Incurred by the Company by KPMG LLP During Fiscal 2003 and 2004

      The table below provides a summary of the aggregate fees for professional services rendered for the Company by KPMG for the fiscal years ended June 29, 2003 and June 27, 2004. These fees are described in more detail below.

	Fiscal 2003	Fiscal 2004

Audit Fees	$347,121	$370,000
Audit-Related Fees	107,261	393,325
Tax Fees	84,366	95,585
All Other Fees	2,690	—

Total	$541,438	$858,910

      Audit Fees. Audit fees for the fiscal years ended June 29, 2003 and June 27, 2004 were for professional services rendered for the audits of the Company’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

      Audit-Related Fees. Audit-related fees for the fiscal years ended June 29, 2003 and June 27, 2004 were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including services related to the convertible subordinated note offerings and acquisition activity of the Company during the fiscal years presented.

      Tax Fees. Tax fees for the fiscal years ended June 29, 2003 and June 27, 2004 were for the aggregate fees billed for professional services rendered by KPMG LLP for tax compliance services.

      Financial Information Systems Design and Implementation Fees. The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal years ended June 29, 2003 and June 27, 2004.

Pre-Approval Policies and Procedures

      The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee also may delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the full Audit Committee at its next scheduled meeting.

      The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by KPMG, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee has considered whether the services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP and has concluded that the independence of KPMG LLP is maintained and is not compromised by the services provided.

Submitted by the Audit Committee of the Board of
Directors,

MICHAEL P. DOWNEY, Chairman
BRUCE C. EDWARDS
ROBERT H. GOON

Stockholder Return Performance Presentation

      The graph below compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Standard & Poor’s 500 Index and the S&P Computer Storage and Peripherals Index for the period of five fiscal years commencing June 28, 1999 and ended June 27, 2004.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
S&P COMPUTER STORAGE AND PERIPHERALS INDEX

	6/99	6/00	6/01	6/02	6/03	6/04

EMULEX CORPORATION	100.00	236.33	290.65	162.01	163.81	102.95
S&P 500	100.00	107.25	91.34	74.91	75.10	89.45
S&P COMPUTER STORAGE & PERIPHERALS	100.00	271.22	103.44	37.13	50.24	59.41

	3/00	6/00	9/00	12/00	3/01	6/01	9/01

EMULEX CORPORATION	7,372.97	4,439.19	8,277.03	10,802.70	2,541.89	5,459.46	1,285.14
S&P 500	0.00	131.65	0.00	0.00	0.00	112.13	0.00
S&P COMPUTER STORAGE & PERIPHERALS	0.00	592.23	0.00	0.00	0.00	225.87	0.00

	12/01	3/02	6/02	9/02	12/02	3/03	6/03

EMULEX CORPORATION	5,339.19	4,450.00	3,043.24	1,521.62	2,506.76	2,587.84	3,077.03
S&P 500	0.00	0.00	91.96	0.00	0.00	0.00	92.19
S&P COMPUTER STORAGE & PERIPHERALS	0.00	0.00	81.07	0.00	0.00	0.00	109.71

*	Assumes the value of the investment in the Company’s common stock and each index was $100 on June 28, 1999.

PROPOSAL 2

RATIFICATION AND APPROVAL OF THE OPTION EXCHANGE PROPOSAL

      The Board of Directors has determined that it would be in the best interests of the Company’s stockholders to implement a stock option exchange program (the “Option Exchange Program”). The Board believes the Option Exchange Program will enhance long-term stockholder value by improving the Company’s ability to incentivize and retain its employees and by reducing the total number of options outstanding. Under the Option Exchange Program, the Company’s employees will be given an opportunity to exchange some or all of the eligible stock options they currently hold for a lesser number of options at a new exercise price that is expected to be determined in July 2005. The officers of the Company, members of the Company’s Board of Directors, former and retired employees of the Company and employees of the Company who have received stock options within the preceding six months will not be eligible to participate in this program.

      The Board believes that to enhance long-term stockholder value the Company needs to implement and maintain competitive employee compensation, incentive and retention programs. Stock options have been, and continue to be, a key part of the Company’s employee compensation, incentive and retention program. Stock options motivate and reward employees’ efforts toward the growth and success of the Company’s business. By granting stock options to talented employees, the Company aligns their interests with those of the Company’s stockholders, provides incentives for them to grow long-term stockholder value and encourages their long-term employment with the Company.

      At the 2003 annual meeting, the stockholders of the Company approved an option exchange program on substantially the same terms as the program proposed herein. In connection with the option exchange program previously approved by the stockholders, of the approximately 224 employees who were eligible to participate, approximately 111 participated. In addition, of the 1,833,037 options eligible to be tendered in the offer, the Company accepted for cancellation options to purchase 1,032,229 shares of its common stock and, upon the terms and subject to the conditions of the offer, granted options to purchase an aggregate of 713,557 shares of our common stock in exchange for such tendered options on or about August 26, 2004. The new options were issued with an exercise price of $10.76 per share, equal to the closing price of the Company’s common stock on the New York Stock Exchange on August 26, 2004, the date of the grant of the new options. Employees of the Company who participated in the option exchange program approved at the 2003 annual meeting will not be eligible to participate in the Option Exchange Program proposed in this proxy statement.

      As a result of the economic slowdown of the past three years and the resulting deterioration in the stock price of technology companies in general and in storage sector companies such as the Company in particular, a significant number of the Company’s employees hold stock options with exercise prices that greatly exceed the current market price of the Company’s common stock. Consequently, the Company believes these options no longer provide the long-term incentive and retention objectives they were intended to provide. In addition, the Company’s depressed stock price over the past year has impacted a greater number of the Company’s employees who hold stock options and have made it necessary for the Company to implement the Option Exchange Program again this year.

      The Option Exchange Program is intended to remedy this situation by providing employees an opportunity to exchange eligible options for a lesser number of new options with a new exercise price equal to the closing price of the Company’s common stock on the date the new option is granted, which is expected to be in July 2005. The replacement options issued will have a proportional number of unvested options as the surrendered options. The remaining proportional number of unvested options will be vested ratably over the following eight quarters. Furthermore, the remaining life of all new option grants will be six years and nine months (6.75 years). Option holders that receive new options will be prohibited from exercising those replacement options for a six month period after the new grant date. To meet the Company’s need to provide incentive and retention objectives for the Company’s employees while simultaneously protecting the interests of stockholders by reducing the number of outstanding stock options, the Option Exchange Program has been structured so that employees who elect to participate must exchange a number of old options with a value that approximates or is greater than the value of the number of new options they receive in the exchange.

      The Company cannot commence the program until at least six months and one day have elapsed since the Company’s last option grant date to eligible employees. Because the last option grants to eligible employees occurred in July 2004, if the Option Exchange Program is approved by stockholders, the Company expects to offer the program to employees in January 2005; however, the Company may delay the commencement of the Option Exchange Program. Employees will have at least 20 business days (or longer, at the Company’s discretion) to elect to participate. The new options issued in exchange for the surrendered options will not be granted until at least six months and one day after the exchange offer period expires. Thus, the Company expects the new options to be granted in July 2005. However, under certain circumstances, the Company may, in its discretion, grant the new options sooner than six months following the expiration of the exchange offer period. See, Grant of Options, below.

      The Option Exchange Program would reduce the number of shares currently covered by outstanding options. For example, based upon the exchange ratios described herein, if all eligible employees were to surrender all of their eligible stock options in the Option Exchange Program, the Company would have 1,133,284 fewer stock options outstanding after the exchange is completed, and outstanding options would equal approximately 15.2% of the Company’s shares outstanding, in comparison to 16.6% as of October 1, 2004. The actual net reduction in options outstanding and options outstanding as a percentage of total shares outstanding will depend on a variety of factors, including the level of participation in the Option Exchange

Program and any forfeitures or new grants under the Company’s existing option plans. Under the terms of the Employee Stock Option Plan, the shares underlying any options cancelled in connection with the Option Exchange Program shall again be available for options under the plan as if no option had been granted with respect to such shares.

      In October 2002, in an effort to ensure sound corporate governance principles, the Board of Directors amended the Employee Stock Option Plan to expressly prohibit any repricing or other reduction in the exercise price of unexercised options or the cancellation of previously granted options in exchange for new options having a lower exercise price unless the approval of stockholders was obtained. Accordingly, the Board is requesting stockholder approval to implement the Option Exchange Program.

Description of the Employee Stock Option Plan

      The following description of the Employee Stock Option Plan is qualified in all respects by reference to the Employee Stock Option Plan, as amended, a copy of which will be provided to you at your request.

      Purpose of the Employee Option Plan. The purpose of the Employee Option Plan remains to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. The Employee Option Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

      Types of Options. Two types of options may be granted under the Employee Option Plan: options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

      Administration. The Employee Option Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee (“Committee”) consisting of two or more directors of the Company where each such director is a “non-employee director” (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). Currently, the Employee Option Plan is administered by the Compensation Committee. The Employee Option Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Option Plan and all other determinations necessary or advisable for administration of the Employee Option Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company’s stockholders may elect to remove one or all of the members of the Board or of the Committee by voting for the removal of such members as directors of the Company.

      Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Option Plan.

      Shares Subject to the Employee Option Plan. The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options theretofore or thereafter granted under the Employee Option Plan shall not exceed 33,690,000 shares (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Employee Option Plan). Based on the number of options outstanding as of October 1, 2004, the Company may issue in the future a maximum of 12,292,586 shares upon exercise of options which are now outstanding or which may be granted in the future. Subject to the provisions of the

Employee Option Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted. The maximum number of shares with respect to which options can be granted to any employee in any calendar year is limited to 4,000,000 shares.

      Grant, Term and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Option Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

      The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Option Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

      No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6 1/4% after the end of each consecutive calendar quarter thereafter.

      No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s employment terminates if termination is for cause; or one year after the date the optionee’s employment terminates if termination is a result of death or permanent disability.

      The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

      Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Option Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, the Employee Option Plan has been amended, subject to stockholder approval, to prohibit the Board and Committee from doing any of the following without stockholder approval: (i) repricing or otherwise reducing the exercise price of outstanding options granted under the Employee Option Plan, or (ii) canceling previously granted options and issuing new options to the same optionholder at a lower exercise price.

      Mergers, Reorganizations and Consolidations. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Employee Option Plan shall either (i) be assumed or replaced by substitute options by the surviving corporation, or (ii) not assumed or replaced by the surviving corporation, in which case the options shall be deemed canceled. However, in the event the surviving corporation does not elect to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise or vesting provisions otherwise provided in the Employee Option Plan.

      Employee Option Plan Amendments. The Employee Option Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Employee Option Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Employee Option Plan beyond ten years from the date of adoption.

      Term of Employee Option Plan. Unless sooner terminated by the Board in its sole discretion, the Employee Option Plan, as amended, will expire on December 31, 2010.

Description of Stock Option Exchange Program

      Outstanding Options Eligible for Exchange. As of October 1, 2004, the employees eligible for the Option Exchange Program held options to purchase a total of 4,132,405 shares. The vast majority of these options have been granted under the Emulex Corporation Employee Stock Option Plan, which is the Company’s primary employee stock option plan. The Company also has (i) an option plan related to the acquisition of Giganet, Inc., which the Company used to convert outstanding options of Giganet, Inc. into options to acquire the Company’s common stock and (ii) option plans related to the acquisition of Vixel Corporation which the Company used to convert outstanding options of Vixel Corporation into options to acquire the Company’s common stock.

      The Company intends to make outstanding options under the plans described above eligible for the Option Exchange Program if they meet the following specific criteria:

•	Must be held by an eligible employee;

•	Must have an exercise price between $15.01 per share and $101.34 per share; and

•	Must have an expiration date at least six months after the date of the existing option.

      Of the total of 4,132,405 options held by eligible employees as of October 1, 2004, options to acquire 2,936,711 shares met these specific criteria.

      Eligible Employees. The Company expects to offer the Option Exchange Program to all of its employees who hold eligible stock options, other than its officers, members of its Board of Directors, former employees and retirees. Employees who have been granted stock options within the preceding six months will not be eligible to participate in the Option Exchange Program. This includes all employees who participated in the Company’s Option Exchange Program approved at the 2003 annual meeting and who received new options in connection with that program.

      As of October 1, 2004, approximately 349 employees worldwide held options eligible for exchange through the program. Participation in the program is voluntary.

      To be an eligible employee, the individual must be employed by the Company on the last day of the exchange offer period. If an eligible employee who surrenders options in the program is not employed by the Company or a participating subsidiary on the date of grant of the replacement options, that employee will not receive any replacement options, except in the event of the employee’s death, in which case the former employee (or his or her estate) will receive all of the number of options he or she would have otherwise received.

      Exchange Ratio. Under the Option Exchange Program, a series of exchange ratios has been established such that, in the Company’s belief, the value of the old options surrendered is equal to or greater than the value of the new options granted. In all cases, an optionholder will be required to surrender a greater number of existing stock options than the number of new stock options issued in this exchange.

      The following table shows the number of eligible options an employee must surrender in order to receive one new option:

	Number of
	Shares				Shares Underlying
	Underlying	Weighted	Weighted	Exchange Ratio	New Options
	Eligible	Average	Average	(Eligible Options	That May Be
Exercise Price Range	Options(1)	Exercise Price	Remaining Life	to New Options)	Granted(2)

$15.01 to $25.00	1,315,730	$20.10	7.38	1.50 to 1	877,153
$25.41 to $101.34	1,620,981	$29.90	7.62	1.75 to 1	926,274

Total	2,936,711				1,803,427

(1)	As of October 1, 2004.

(2)	Assumes all eligible options are exchanged by employees for new options.

      The exchange ratios were determined by the Company in consultation with independent third-party consultants. The valuation model the Company applied to determine the exchange ratios takes into account a number of variables, including current stock price, stock volatility, risk-free rate of return, historical dividend yield and the duration and vesting provisions of the options being valued.

      Grant of New Options. The Company currently expects that the new options will be issued on the first business day that is at least six months and one day after the cancellation of the old options. All new options will be granted under the Employee Option Plan. However, in the event new accounting rules are adopted that would require the Company to expense the new options no matter the date of issuance, the Company may, in its discretion, issue the new options less than six months following the cancellation of the old options. See, “Accounting Treatment,” below. All new options granted under the Option Exchange Program will be non-qualified stock options for U.S. federal income tax purposes. The new options will have the following terms and conditions unless otherwise required or deemed advisable under applicable law:

•	Exercise Price. All new options will be granted with an exercise price equal to the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant, which is expected to be in July 2005.

•	Vesting. The replacement options issued will have a proportional number of unvested options as the surrendered options. The remaining proportional number of unvested options will be vested ratably over the following eight quarters. Furthermore, the remaining life of all new option grants will be six years and nine months (6.75 years). Option holders that receive new options will be prohibited from exercising those replacement options for a six month period after the new grant date.

•	Term. Each new option will have a term of six years and nine months (6.75 years).

•	Other Terms and Conditions. All other terms and conditions of the new options will be consistent with the terms of the Employee Option Plan and the Company’s standard non-qualified stock option agreement.

      The shares of common stock for which the new options will be exercisable have been registered with the Securities and Exchange Commission.

Implementation of the Option Exchange Program

      The Board of Directors authorized the Option Exchange Program in October 2004, upon the recommendation of the Compensation Committee, subject to stockholder approval. As described above, the program is expected to commence in January 2005. If the stockholders approve the program, then beginning as early as January 2005, eligible employees will be offered the opportunity to participate in the program under an Offer of Exchange filed with the U.S. Securities and Exchange Commission and distributed to all eligible employees. Employees will have an election period of at least 20 business days to accept the offer to receive new options in exchange for the surrender of some or all of their existing options. Replacement options will be granted on the first business day that is at least six months and one day after the cancellation of the old options, which the Company expects to be in July 2005. However, as discussed herein, the Company may, under certain circumstances, grant the replacement options less than six months following the cancellation of the old options. If circumstances change prior to the implementation of the Option Exchange Program, the Board will have the authority, in its discretion, to terminate or postpone the Option Exchange Program for up to six months.

Accounting Treatment

      The Company believes the Option Exchange Program has been designed to comply with existing U.S. Financial Accounting Standards Board guidelines so that the Company will avoid any variable accounting compensation charges against earnings. In other words, the Company believes it will receive the same accounting treatment for the new options as it receives for currently outstanding options that are surrendered in the exchange. It is possible that accounting standards in this area may change prior to the commencement of the exchange offer or the issuance of the new options. Accordingly, the Company may not realize the intended accounting treatment or the Company may modify the program as necessary to ensure the same accounting treatment or terminate the offer if the desired accounting treatment cannot be obtained.

      Proposals have been made that, if adopted, would require the Company to expense all stock options, including the new options granted in connection with the Option Exchange Program. In the event such proposals are adopted, the Company may be required to incur an accounting compensation charge against earnings, notwithstanding the fact that the new options were issued more than six months following the expiration of the exchange offer period.

Income Tax Consequences

      The exchange is intended to be treated as a non-taxable exchange for U.S. federal income tax purposes. Therefore, participating employees are not expected to recognize any income for U.S. federal income tax purposes upon the grant of the new options. The tax consequences for participating non-U.S. employees may differ from the U.S. federal income tax consequences described above.

New Plan Benefits

      Because the decision whether to participate in the Option Exchange Program is completely voluntary, the Company is unable to predict who will participate or how many options employees will elect to exchange. As mentioned previously, the Company’s officers, members of the Board of Directors, former employees and retirees are not eligible to participate in the program.

Effect on Stockholders

      The Company is not able to predict with certainty the impact the Option Exchange Program will have on stockholders, because the Company is unable to predict how many employees will exchange their options or what the future market price of the Company’s common stock will be. There is a risk that employees will not view the Option Exchange Program as a sufficient incentive to motivate and retain them as employees. Also, if the price of the Company’s common stock increases after the new options are granted, then optionholders will be more likely to exercise the new vested options than the current vested options, and the exercises are likely to occur earlier. As additional shares of common stock are issued upon option exercises, existing stockholders will be proportionately diluted. For example, if all eligible employees were to surrender all of their eligible options at the exchange ratios described herein, then after the completion of the exchange the Company would have 1,133,284 fewer stock options outstanding. Following such an exchange, outstanding options would represent approximately 15.2% of the Company’s outstanding shares on a fully diluted basis versus 16.6% as of October 1, 2004. In addition, as discussed above, the Company may be required to incur a charge against earnings as a result of the grant of the new options.

Stockholder Vote Required

      Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Meeting is required for the approval of the Option Exchange Proposal.

Board Recommendation

      The Board of Directors recommends that you vote FOR approval of the Option Exchange Proposal.

PROPOSAL 3

RATIFICATION AND APPROVAL OF

THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Emulex Corporation 2004 Employee Stock Incentive Plan (the “Employee Incentive Plan”). The Employee Incentive Plan is a broad-based plan in which all employees of the Company and its subsidiaries, other than the Company’s Chief Executive Officer, are eligible to participate.

      The purpose of the Employee Incentive Plan is to further the growth and development of the Company and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees of the Company, other than the Company’s Chief Executive Officer, who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. The maximum number of shares of common stock which may be issued pursuant to exercise of awards granted under the Employee Incentive Plan shall not exceed 2,000,000.

Description of the Employee Incentive Plan

      The following description of the Employee Incentive Plan is qualified in all respects by reference to the Employee Incentive Plan, as amended, the full text of which is attached as Appendix B.

      Types of Awards. The following awards may be granted under the Employee Incentive Plan: (i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences, (iii) restricted stock awards consisting of shares of common stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time, (iv) unrestricted stock awards that are free of any vesting restrictions and (v) performance awards entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals.

      Administration. The Employee Incentive Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee (“Committee”) consisting of two or more directors of the Company where each such director is a “non-employee director” (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Employee Incentive Plan will be administered by the Compensation Committee. All members of the Compensation Committee are “non-employee directors” and are “outside directors” within the meaning of Section 162(m) of the Code and Treasury Regulations Sections 1.162-27(e)(3). The Employee Incentive Plan administrator shall have exclusive authority to determine employees to whom awards will be granted, the timing and manner of the grant of awards, the number of shares to be subject to any award, the purchase price or exercise price and medium of payment, vesting provisions and repurchase provisions and to specify the provisions of any agreement relating to such grant or sale, the duration and purpose of leaves of absence which may be granted to optionees and grantees without constituting termination of employment for purposes of the Employee Incentive Plan and all other determinations necessary or advisable for administration of the Employee Incentive Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company’s stockholders may elect to remove one or all of the members of the Board or the Committee by voting for the removal of such members as directors of the Company.

      Eligibility. Any employee of the Company or any of its subsidiaries, other than the Chief Executive Officer of the Company, who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Incentive Plan.

      Shares Subject to the Employee Incentive Plan. The aggregate number of shares of common stock of the Company which may be issued under the Employee Incentive Plan is 2,000,000 (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Employee Incentive Plan). Subject to the provisions of the Employee Incentive Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which stock options, stock awards and performance based awards may be granted. The maximum number of shares with respect to which options can be granted to any employee in any calendar year is limited to 500,000 shares.

      Terms and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Incentive Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

      The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Incentive Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

      No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6 1/4% after the end of each consecutive calendar quarter thereafter.

      No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s employment terminates if termination is for cause; or one year after the date the optionee’s employment terminates if termination is a result of death or permanent disability.

      The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

      Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Incentive Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. The Employee Incentive Plan prohibits the Board and Committee from doing any of the following without stockholder approval: (i) repricing or otherwise reducing the exercise price of outstanding options granted under the Employee Incentive Plan, or

(ii) canceling previously granted options and issuing new options to the same optionholder at a lower exercise price.

      Effect of Mergers, Reorganizations and Consolidations on Options. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, the maximum number of shares of common stock subject to options or awards under the Employee Incentive Plan, the maximum number of options that can be granted to any employee in any calendar year, and the number of shares and exercise price per share subject to outstanding options or awards under the Employee Incentive Plan will be appropriately adjusted by the Administrator to reflect any increase or decrease in the number of outstanding shares of common stock. Any unexercised options previously granted under the Employee Incentive Plan shall either (i) be assumed or replaced by substitute options by the surviving corporation, or (ii) not assumed or replaced by the surviving corporation, in which case the options shall be deemed canceled. However, in the event the surviving corporation does not elect to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise or vesting provisions otherwise provided in the Employee Incentive Plan.

Terms and Conditions of Awards Other Than Options.

      Restricted Stock Awards. The Board or the Committee may award (or sell at a purchase price determined by the Board or the Committee) restricted shares of the Company’s common stock. The restricted stock may not be sold, assigned, transferred or otherwise disposed of for such period as the Board or the Committee shall determine. The vesting of an award of restricted stock will be determined by the Board or the Committee for each grant. In the event a recipient’s continuous service as an employee to the Company terminates, the Company may reacquire unvested shares acquired in consideration of past services and all unvested shares of restricted stock as of the date of termination will be forfeited. If restricted stock is acquired for consideration other than prior services, the forfeiture will be accomplished by repurchasing the shares at the lesser of the original purchase price or the current fair market value. The Board or the Committee, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

      Unrestricted Stock Awards. The Board or the Committee may award (or sell at a purchase price determined by the Board or the Committee) unrestricted shares of the Company’s common stock, which shares shall be free of any vesting restriction. Awards of unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of cash compensation due such individual.

      Performance Awards. Performance Awards will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. The Board or the Committee may make Performance Awards independent of or in connection with the granting of any other award under the Employee Incentive Plan. The Board or the Committee shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Board or the Committee prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to an individual, a business unit or the Company. Such business criteria may include, by way of example and without limitation, the following:

•	revenue

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”)

•	funds from operations

•	funds from operations per share

•	operating income

•	pre or after tax income

•	cash available for distribution

•	cash available for distribution per share

•	net earnings

•	earnings per share

•	return on equity

•	return on assets

•	share price performance

•	improvements in the Company’s attainment of expense levels and

•	implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.

      The Board or the Committee will establish the time periods in which the performance goals are to be met. Following the completion of each performance period, the Board or the Committee shall certify in writing whether the performance objectives and other material terms of a performance award have been achieved or met. Participants shall have no rights as stockholders until such shares are actually received under the Employee Incentive Plan and not with respect to shares subject to the award but not actually received. Except as may be otherwise provided by the Board or the Committee, a participant’s rights in all Performance Awards shall automatically terminate upon the participant’s termination of employment with the Company or its subsidiaries for any reason.

      Employee Incentive Plan Amendments. The Employee Incentive Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Employee Incentive Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Employee Incentive Plan beyond ten years from the date of adoption. In addition, shareholder approval is required for any amendment of an outstanding option that would result in repricing or other reduction in the exercise price of unexercised options, or the cancellation of previously granted options in exchange for new options having a lower exercise price.

      Term of Employee Incentive Plan. Unless sooner terminated by the Board in its sole discretion, the Employee Incentive Plan, as amended, will expire on October 11, 2014.

Federal Income Tax Consequences

      Both non-qualified stock options and incentive stock options may be granted under the Employee Incentive Plan. The federal income tax consequences to the Company and to any person granted an option under the Employee Incentive Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

      Non-Qualified Options. Under current federal income tax law, the grant of a non-qualified option under the Employee Incentive Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Incentive Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the optionee includes an amount in income.

      Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for “performance based compensation” as defined in the Code and subject to certain transition provisions. The Company currently has structured the Employee Incentive Plan and stock option grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate. In addition, notwithstanding the Company’s efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Employee Incentive Plan.

      Generally, the shares received on exercise of an option under the Employee Incentive Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Employee Incentive Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

      The taxable income resulting from the exercise of a non-qualified stock option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee’s other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the option price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

      Incentive Stock Options. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

      In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

      If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above) based on the Spread at the date of exercise. However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm’s-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

      The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income (“AMTI”) for the year of exercise. If a taxpayer’s AMTI exceeds an exemption amount equal to $49,000 in the case of a married individual filing a joint return ($35,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

      Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under proposed Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

      Restricted Stock Awards. Stock granted under the Employee Incentive Plan may, in the determination of the Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the Employee Incentive Plan depends on whether the stock is subject to restrictions and if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Code Section 83 (for example, stock granted under the Employee Incentive Plan which is subject to our right to repurchase the stock at a price that is less than fair market value which right lapses over a period of continued employment is considered a “substantial risk of forfeiture” under Code Section 83).

      If stock is not subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income equal to the value of the stock in the year in which the stock is granted less the amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount of the fair market value of the shares no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long or short-term depending on how long the recipient held the stock.

      A recipient of stock subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the “substantial risk of forfeiture lapses.”

      Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

New Employee Incentive Plan Benefits

      Because employee awards under the Employee Incentive Plan are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Employee Incentive Plan.

Vote Required for Approval of the Employee Incentive Plan

      Approval of the proposal to ratify and approve the Employee Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

Board Recommendation

      The Board of Directors recommends a vote “FOR” ratification and approval of the Employee Incentive Plan.

PROPOSAL 4

RATIFICATION AND APPROVAL OF THE

1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve amendment of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”).

      As in effect on October 1, 2004, options to purchase an aggregate of 660,000 shares of common stock were outstanding under the Director Plan and an aggregate of 365,000 shares were available for future grants of options under the Director Plan.

      The Director Plan was adopted by the Board of Directors in 1997 and was approved by the stockholders at the 1997 Annual Meeting of Stockholders. The stockholders approved an increase in the number of shares authorized for issuance under the Director Plan by 400,000 shares to 1,200,000 shares at the 1999 Annual Meeting of Stockholders, an additional increase by 280,000 shares to 1,480,000 at the 2000 Annual Meeting of Stockholders and an additional increase by 250,000 shares to 1,730,000 at the 2002 Annual Meeting of Stockholders.

Amendment of the Director Plan

      On October 1, 2004, the Board of Directors of the Company amended the Director Plan, subject to approval of the stockholders, (i) to increase the number of options automatically granted to each Eligible Director (as defined below) on the date on which such director first becomes an Eligible Director from 30,000 to 60,000 and (ii) to increase the number of options granted on each yearly anniversary of the date of grant of the initial option to each Eligible Director from 10,000 to 20,000.

Reasons for Amendment of the Director Plan

      The Board of Directors believes that the amendment of the Director Plan is necessary because the option grants and stock issuances under the Director Plan increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and help enable the Company to continue to attract and retain highly qualified persons to serve as non-employee directors. The increase in the number of authorized shares under the Director Plan is intended to assure that the Company retains its ability to attract and retain qualified non-employee directors through option grants.

Description of the Director Plan

      Following is a summary of the principal provisions of the Director Plan, qualified by reference to the complete text of the Director Plan, as so amended, the full text of which is attached as Appendix C.

      Purpose. The Director Plan is intended to increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and to help enable the Company to continue to retain and attract highly qualified persons to serve as non-employee directors.

      Administration. The Board of Directors is authorized to administer the Director Plan in accordance with its terms; however, the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of common stock of the Company subject to any such options, or the exercise price thereof. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee of not fewer than two members of the Board.

      Eligibility. Each director of the Company shall be eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan or the Old Director Plan (“Eligible Director”). Only Eligible Directors may receive options under the Director Plan. There are currently five Eligible Directors — Messrs. Cox, Downey, Edwards, Goon and Lyle.

      Shares Subject to the Director Plan. The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options theretofore or thereafter granted under the Director Plan shall not exceed 950,000 shares (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Director Plan).

      Grant, Term and Conditions of Options. The Director Plan initially provided that an option to purchase 120,000 shares of common stock of the Company was granted automatically to each Plan Eligible Director upon the date on which such director first becomes a Plan Eligible Director. In addition, the Director Plan provided that on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director would automatically be granted an additional option to purchase 40,000 shares of common stock. Effective June 2001, the Board of Directors voluntarily amended the Director Plan to reduce the initial grant amounts from 120,000 shares to 30,000 shares and the annual grant amount from 40,000 shares to 10,000 shares. Effective October 1, 2004, the Board of Directors amended the Director Plan, subject to stockholder approval, to increase the initial grant amount from 30,000 shares to 60,000 shares and the annual grant amount from 10,000 shares to 20,000 shares.

      The Director Plan currently provides that an option to purchase 30,000 shares of common stock of the Company shall be granted automatically to each Eligible Director on the date on which such director first becomes an Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Eligible Director, each such Eligible Director shall automatically be granted an additional option to purchase 10,000 shares of common stock. On October 1, 2004, the Director Plan was amended, subject to stockholder approval, (i) to increase the number of options to purchase shares of common stock granted to each Eligible Director on the date such on which such director becomes an Eligible Director from 30,000 to 60,000 shares and (ii) to increase the number of options to purchase shares of common stock issued to each Eligible Director on each anniversary of the grant of the initial option from 10,000 to 20,000. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422 of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock. Payment for shares purchased on exercise of an option shall be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

      No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

      The initial options granted to a director under the Director Plan shall be exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares shall be exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date. No options may be granted under the Director Plan prior to the approval of the Director Plan by the stockholders of the Company.

      In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual’s guardian or legal representative.

      Mergers, Reorganizations and Changes in Control. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.

      Director Plan Amendment. The Director Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not increase the total number of shares covered by the Director Plan, change the class of directors eligible to receive options under the Director Plan or materially increase benefits accruing to participants under the Director Plan.

      Terms of Director Plan. Unless sooner terminated by the Board in its sole discretion, the Director Plan will expire on December 31, 2010.

Federal Income Tax Consequences

      Only non-qualified options which are not intended to meet the incentive stock option requirements of Section 422 of the Code will be issued under the Director Plan. Under current federal income tax law, the grant of an option under the Director Plan will have no federal income tax consequences to the Company or the Eligible Director to whom it is granted. Generally, upon exercise of a non-qualified stock option granted under the Director Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the optionee as ordinary income. All such amounts taxable to an optionee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

      Generally, the shares received on exercise of an option under the Director Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise. The Company believes that the Director Plan will comply with the requirements of Section Rule 16b-3 of the Act and, as a result, there will be no risk of forfeiture. However, if the Director Plan were not to comply with Rule 16b-3 and the optionee is subject to Section 16(b) of the Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, optionees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. Thus, ordinary income will be recognized and the Spread will be measured on the first day on which the sale of such shares at a profit is no longer subject to restrictions under Section 16(b) of the Act. Income tax regulations provide that such day is six months (less one day) from the transfer date for such shares. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the optionee.

      The foregoing discussion, based upon federal tax laws now in effect, is not intended to cover all relevant tax aspects of the Director Plan.

Amended Director Plan Benefits

      Prior to giving effect to the proposed amendment of the Director Plan, a total of 1,730,000 shares total of common stock were reserved for issuance under the Director Plan. As of October 1, 2004, options to purchase an aggregate of 660,000 shares of common stock at an average exercise price of $37.81 per share were outstanding under the Director Plan and held by the five Eligible Directors, and 365,000 shares were available for grant.

Vote Required

      Ratification and approval of the amendment of the Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

Board Recommendation

      The Board of Directors recommends a vote “FOR” ratification and approval of the Director Plan, as amended, including amendments which (i) increase the number of options automatically granted to each Eligible Director on the date on which such director first becomes an Eligible Director from 30,000 to 60,000 and (ii) increase the number of options granted on each yearly anniversary of the date of grant of the initial option to each Eligible Director from 10,000 to 20,000.

PROPOSAL 5

RATIFICATION AND APPROVAL OF AMENDMENT OF THE

EMPLOYEE STOCK PURCHASE PLAN

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the amendment of the Emulex Corporation Employee Stock Purchase Plan (the “Purchase Plan”).

      The Purchase Plan was approved by the stockholders at the 2000 Annual Meeting of Stockholders. At the 2002 annual meeting of stockholders, the Company’s stockholders approved an increase in the number of shares authorized for issuance under the Purchase Plan by 750,000 shares to 950,000 shares. As in effect on October 1, 2004, an aggregate of 591,087 shares of Common Stock had been issued under the Plan, and 358,913 shares remained available for issuance in future periods.

Amendment of the Purchase Plan

      On October 1, 2004, the Board of Directors approved, subject to ratification and approval by the stockholders, an increase in the number of shares authorized for sale under the Purchase Plan by 1,000,000 shares to 1,950,000.

Reasons for Amendment of the Purchase Plan

      The amendment of the Purchase Plan was adopted and is recommended for approval by the Company’s stockholders because the Board believes that enabling employees to purchase shares of common stock under the Purchase Plan will play an important role in the Company’s efforts to both attract and retain employees of outstanding ability and to promote employee morale by offering them a chance to own an equity interest in the Company. The increase in the number of shares authorized for issuance under the Purchase Plan is intended to assure that the Company retains its ability to attract and reward employees and promote employee morale. The Board believes that the failure to ratify and approve the amendment of the Purchase Plan by the stockholders will adversely impact the Company’s future hiring and operating plans.

Description of the Purchase Plan

      The following description of the Purchase Plan is qualified in all respects by reference to the Purchase Plan, as amended, the full text of which is attached as Appendix D.

      Purpose. The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company’s common stock by permitting them to purchase shares on favorable terms through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

      Eligibility. Every employee of the Company, including executive and other officers who are employees and all employees of any participating subsidiaries, who has completed 90 days of continuous employment with the Company and customarily works at least 20 hours per week is eligible to participate in offerings made under the Purchase Plan. Employees of any present or future parent or subsidiary of the Company may also participate in the Purchase Plan at the discretion of the Board of Directors. As of October 1, 2004, approximately 323 of our employees were participating in the Purchase Plan. Non-employee directors of the Company are not eligible to participate in the Purchase Plan.

      Under the Purchase Plan, no employee will be granted a right to purchase any common stock under the Purchase Plan (i) if immediately after such purchase the employee would own stock or hold outstanding options to purchase stock possessing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or (ii) if the grant would permit the employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed

$25,000 worth of common stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time. A maximum of 1,000 shares may be purchased by a participant in the Purchase Plan in any calendar year, subject to certain adjustment provisions specified in the Purchase Plan.

      Administration. The Purchase Plan will be administered by a committee of the Board of Directors appointed to administer the Purchase Plan (the “Administrator”), and if no such committee is appointed, the Administrator of the Purchase Plan will be the Board of Directors. The Board of Directors has appointed the Compensation Committee, which is comprised of two non-employee directors who are not eligible to participate in the Purchase Plan, to be the initial Administrator of the Purchase Plan. Subject to the provisions of the Purchase Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Purchase Plan. The Purchase Plan is administered in a manner designed to ensure that any participant’s commencement or discontinuation of participation in the Purchase Plan or increase or decrease of payroll deductions will be effected in compliance with the exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 as set forth in Rule 16b-3 promulgated thereunder.

      Participation. An employee who has satisfied the eligibility requirements of the Purchase Plan may become a participant in the Purchase Plan upon his or her completion and delivery to the Company of an enrollment form authorizing payroll deductions. Eligible employees who elect to participate in an offering will purchase shares of common stock through regular payroll deductions in an amount of 0% to 10% of their compensation, as designated by each employee. For this purpose, “compensation” includes salary, annual bonus/incentive, annual profit sharing, overtime, lead premium, commissions and shift differential, but expressly excludes other forms of compensation such as relocation, housing, car allowances, phone allowances, sign-on bonuses and referral bonuses. The limitation to 10% of compensation may be increased or decreased from time to time at the discretion of the Administrator, but in no event will the maximum amount be increased to an amount in excess of 15% of compensation.

      The Company will establish and maintain a separate account for each participant. All payroll deductions that are credited to a participant’s account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

      On October 1 and April 1 of each calendar year (“Grant Date”), the Company will grant to each eligible employee who has elected in writing to participate in the Purchase Plan a right to purchase, at the Purchase Price described below, that number of shares of common stock that can be purchased by the Company at the Purchase Price with the amounts held in such employee’s payroll deduction account. The common stock will be purchased on September 30 of each calendar year, if the Grant Date is April 1, and March 31 of each calendar year, if the Grant Date is October 1 (the “Purchase Date”).

      Purchase of Common Stock. Shares of common stock will be purchased automatically on the Grant Date at a price equal to the purchase price determined by the Plan Administrator at the Grant Date. The purchase price may not be less than 85% of the fair market value of the shares on the Grant Date or 85% of the fair market value of the shares as of the Purchase Date, whichever is lower (the “Purchase Price”). The fair market value of the common stock under the Purchase Plan will be the closing sale price on the date of valuation on the New York Stock Exchange or the principal stock exchange on which the Company’s common stock is then listed or admitted to trading. If no closing sale price is quoted or no sale takes place on such day, then the fair market value shall be the closing sale price of the Company’s common stock on the next preceding day on which a sale occurred. The fair market value of the Company’s common stock on September 30, 2004 was $11.52 per share.

      A participant may elect to have shares purchased under the Purchase Plan and issued directly to him or her. Unless the participant’s participation is terminated or the participant directs the Company otherwise, shares will be purchased automatically on his or her behalf with all amounts held in his or her account on each Purchase Date at the Purchase Price. Any surplus cash remaining in the participant’s account on the Purchase Date after shares are purchased will be refunded to the participant, without interest.

      Changes in Election and Withdrawal; Termination of Employment. A participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a notice of withdrawal. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the participant’s account will be returned to the participant, without interest. The Plan Administrator also may designate a special election adjustment period during which participants may make a one-time election to decrease the amount of the periodic payroll deduction. A participant’s rights in the Purchase Plan are nontransferable other than by will and the laws of descent and distribution.

      Termination of a participant’s employment for any reason, including retirement, disability or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the participant’s account will be returned to such participant or, in the case of death, to the participant’s beneficiary, without interest. However, upon termination of employment because of death, the participant’s beneficiary has certain rights to elect to exercise the option to purchase the shares that the accumulated payroll deductions in the participant’s account would purchase at the date of death. For purposes of determining the right to exercise on the Purchase Date, a participant’s employment will not be considered to terminate by reason of death or leave of absence taken in accordance with the Company’s leave of absence policy, provided the leave of absence does not exceed five months or, if longer, during any period that a participant’s reemployment rights are guaranteed by law or by contract.

      Adjustment Upon Changes in Capitalization; Merger, Consolidation or Reorganization. A proportionate adjustment shall be made by the Plan Administrator in the number, Purchase Price, and kind of shares if the shares of the Company’s common stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, re-classification, stock split, stock dividends or similar capital adjustment.

      Amendment and Termination of the Purchase Plan. Unless previously terminated, the Purchase Plan will terminate on December 31, 2010, or when all shares authorized for sale thereunder have been sold, whichever is earlier. The Board of Directors at any time may amend or terminate the Purchase Plan with respect to rights to purchase common stock under the Purchase Plan that have not already been granted. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan, materially increase the benefits that may accrue to participants under the Purchase Plan, extend the term of the Purchase Plan, alter the option price formula or cause the Purchase Plan to fail to meet the requirements to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Amended Purchase Plan Benefits

      Because participation in the Purchase Plan is voluntary and participation levels of each participant may be changed during each offering period, the Company cannot now determine the number of shares of Company common stock to be purchased by any of the Company’s current executive officers, by all of the Company’s current executive officers as a group or by the Company’s non-executive employees as a group.

      The following table summarizes shares purchased under the Purchase Plan during the Purchase Plan year ended September 30, 2004 by the following individuals and groups (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all other employees under the Purchase Plan:

Amended Plan Benefits

Emulex Corporation Employee Stock Purchase Plan

Shares Acquired in
Purchase Plan
Year Ended
	September 30,	Weighted Average
Name and Position	2004	Purchase Price Per Share

Paul F. Folino	—	—
Chairman and Chief Executive Officer
Kirk D. Roller	—	—
President, Worldwide Sales
Karen Mulvany	—	—
Executive Vice President, Business
Planning and Development
Michael J. Rockenbach	—	—
Executive Vice President and Chief
Financial Officer
James M. McCluney	—	—
President and Chief Operating Officer
All current executive officers as a group (8 people)	—	—
All current directors who are not executive officers as a group (5 people)	—	—
All other employees (including all current officers who are not executive officers) as a group	218,687	$13.29

Summary of Federal Income Tax Consequences of Purchase Plan

      The following is a brief description of the federal income tax consequences of participation in the Purchase Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

      No taxable income is recognized by a participant either at the time of election to participate in an offering under the Purchase Plan or at the time any shares of Company common stock are purchased thereunder.

      If shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date or in the event of a participant’s death (whenever occurring) while owning such shares, then any excess of the fair market value of the shares at the Grant Date over the Purchase Price of the shares will be treated as ordinary income to the participant. Any further gain upon such disposition will be taxed as long-term capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitations on capital loss deductions (not discussed herein).

      If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of two-years after the Grant Date or within one year after the shares are transferred to the participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the participant and a capital loss is recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the participant to utilize such a capital loss will depend upon the participant’s other tax attributes and the statutory limitation on capital losses (not discussed herein).

      The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

Potential Accounting Consequences

      Currently, employee stock purchase plans that satisfy the requirements under Section 423 of the Code generally are treated as noncompensatory plans for financial accounting purposes. However, if new accounting standards are required, such as those being considered under the FASB’s Exposure Draft for Share-Based Payment, it would have a material non-cash impact on the Company’s results of operations.

Vote Required for Approval of the Amendment of the Purchase Plan

      Approval of this proposal to ratify and approve the amendment of the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

      The Board of Directors recommends a vote “FOR” ratification and approval of the amendment of the Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under all of the Company’s equity compensation plans as of June 27, 2004, including the Employee Option Plan, the Director Plan, the Purchase Plan as well as options granted pursuant to the Giganet, Inc. 1995 Stock Option Plan ,which options were assumed by the Company in connection with the acquisition of Giganet, Inc. in March 2001 and the Vixel Corporation Amended and Restated 1995 Stock Option Plan, 1999 Equity Incentive Plan, as amended, and 2000 Non-Officer Equity Incentive Plan, all of which were assumed by the Company in connection with the acquisition of Vixel Corporation in November 2003.

	(a)	(b)	(c)

	Number of	Weighted-	Number of Securities
	Securities to be	Average Exercise	Remaining Available for
	Issued upon	Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation
	Outstanding	Options,	Plans (Excluding
	Options, Warrants	Warrants and	Securities Related in
Plan Category	and Rights	Rights	Column (a))

Equity compensation plans approved by security holders(1)	10,661,526	$26.67	2,791,028
Employee stock purchase plan approved by security holders	— (2)	— (2)	485,927
Employee compensation plan not approved by security holders	1,711,044 (3)	$10.29 (3)	0

Total	12,372,570	$24.41	3,276,955

(1)	Consists of the Employee Option Plan and the Director Plan.

(2)	The number of shares that may be issued pursuant to the Purchase Plan during a given Purchase Plan period and the purchase price of such shares cannot be determined in advance.

(3)	Consists of (i) the Giganet, Inc. 1995 Stock Option Plan which was assumed by the Company in connection with the acquisition of Giganet, Inc. in March 2001 and (ii) the Vixel Corporation Amended and Restated 1995 Stock Option Plan, 1999 Equity Incentive Plan, as amended, and 2000 Non-Officer Equity Incentive Plan, all of which were assumed by the Company in connection with the acquisition of Vixel Corporation in November 2003.

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The accounting firm of KPMG LLP serves the Company as its independent auditors at the direction of the Board of Directors of the Company. One or more representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

      The Board of Directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as the independent auditors for the Company for fiscal year 2005. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent auditors by the affirmative vote of a majority of the shares represented and voting at the Meeting.

      Notwithstanding the ratification by stockholders of the appointment of KPMG LLP, the Board of Directors may, if the circumstances dictate, appoint other auditors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

      Section 16 of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

      Based on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the 2004 fiscal year, the following officers, directors and greater than 10% stockholders were delinquent in their applicable Section 16(a) filing requirements: Mr. Cox was late in filing a Form 4 relating to certain stock sales contracts in January 2004. Mr. Cox filed a Form 5 reporting these sales in August 2004.

STOCKHOLDER PROPOSALS

      Stockholders who wish to present proposals for action at the 2005 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than May 15, 2005, for inclusion in next year’s proxy statement and proxy card.

ANNUAL REPORT TO STOCKHOLDERS

      The Annual Report to Stockholders of the Company for the fiscal year ended June 27, 2004, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

ANNUAL REPORT ON FORM 10-K

      A copy of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3333 Susan Street, Costa Mesa, California 92626. A copy of our Annual Report on Form 10-K is also available on our website at www.emulex.com.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California

October 18, 2004

APPENDIX A

EMULEX CORPORATION

Charter of the Audit Committee of the Board of Directors

Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate of fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, a quorum of the Committee will communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

Audit Committee Responsibilities and Duties

      1.     Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2.     Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      3.     In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps

A-1

management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors.

      4.     Review with financial management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS No. 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

      5.     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      6.     Approve the fees and other significant compensation to be paid to the independent auditors.

      7.     On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

      8.     Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      9.     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

      10.     Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

      11.     On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

      12.     Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

      13.     Perform any other activities consistent with the Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      14.     Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

A-2

APPENDIX B

EMULEX CORPORATION

2004 EMPLOYEE STOCK INCENTIVE PLAN

      1.     Purpose; Available Awards.

1.1 Purpose. The purpose of this Emulex Corporation 2004 Employee Stock Incentive Plan (“Plan”) is to further the growth and development of Emulex Corporation (“Company”) and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers, other than the Company’s Chief Executive Officer, and other key Employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

1.2 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Company’s Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Stock Awards, (d) Unrestricted Stock Awards and (e) Performance Awards.

      2.     Definitions.

2.1 “Administrator” means the Administrator appointed by the Board in accordance with Section 3.5.

2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3 “Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, an Unrestricted Stock Award or a Performance Award.

2.4 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.7 “Change in Control” shall mean:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(b) Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(d) A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) A transaction shall not constitute a Change in Control if it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

2.8 “Code” means the Internal Revenue Code of 1986, as amended.

2.9 “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.10 “Common Stock” means the common stock of the Company.

2.11 “Company” means Emulex Corporation, a Delaware corporation.

2.12 “Continuous Service” means that the Participant’s employment with the Company or an Affiliate is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

2.13 “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.14 “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

2.15 “Director” means a member of the Board of Directors of the Company.

2.16 “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.4 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator. Except in situations where the Plan Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.4 hereof within the meaning of Code Section 22(e)(3), the Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.17 “Effective Date” shall mean October 12, 2004.

2.18 “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.20 “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator. The “Fair Market value” of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

2.21 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.23 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.24 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.25 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.26 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.27 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.28 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.29 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.30 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.31 “Performance Award” means Awards granted pursuant to Section 7.3.

2.32 “Plan” means this Emulex Corporation 2004 Employee Stock Incentive Plan.

2.33 “Restricted Stock Award” means any Award granted pursuant to Section 7.1.

2.34 “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 7.4.

2.35 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.36 “SEC” means the Securities and Exchange Commission.

2.37 “Securities Act” means the Securities Act of 1933, as amended.

2.38 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.39 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

2.40 “Unrestricted Stock Award” means any Award granted pursuant to Section 7.2.

      3.     Administration.

3.1 Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.4 (the group that administers the Plan is referred to as the “Administrator”).

3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to determine when Awards are to be granted under the Plan; (e) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (f) to determine the number of shares of Common Stock to be made subject to each Award; (g) to determine whether each Stock Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (h) to prescribe the terms and conditions of each Award, including, without limitation, the purchase price or exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (i) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions; provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (A) reprice or otherwise reduce the exercise price of unexercised Options, or (B) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price. In addition, if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent); (j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (k) to make decisions with respect to outstanding Stock Options that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (l) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5 The Committee.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Publicly Traded. During such periods that the Company’s Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Administrator may (i) delegate to a committee of two or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of two or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the

Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

      4.     Eligibility. Any Employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations and is not the Chief Executive Officer of the Company shall be eligible to receive an Award under the Plan. A Participant may receive more than one Award under the Plan. No Director who is not also an Employee shall be eligible to receive an Award under the Plan.

      5.     Shares Subject to Awards. The stock available for grant of Options and other Awards under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan shall not exceed 2,000,000 shares of Common Stock (subject to adjustment as provided in Section 6.13). The maximum number of shares with respect to which Options may be granted to any Employee in any one calendar year shall be 500,000 shares. In the event that any outstanding Award under the Plan for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unexercised portion of the Award shall again be available for Awards under the Plan as if no Award had been granted with respect to such shares.

      6.     Terms and Conditions of Options. Options granted under the Plan shall be evidenced by Option Agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Administrator shall from time to time approve. Each agreement shall specify whether the Option granted thereby is an Incentive Stock Option or a Nonstatutory Stock Option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

6.1 Number of Shares Subject to Option. Each Option Agreement shall specify the number of shares subject to the Option.

6.2 Option Price. The purchase price for the shares subject to any Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Option is granted.

6.3 Medium and Time of Payment. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock For Stock Exchange”); (2) during any period for which the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (3) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of any promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the forgoing, during any period for which the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited with respect to any Award under this Plan.

6.4 Term of Option. No Option granted to an Employee (including a Director who is an Employee) shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) three months after the date the Optionholder’s employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability, death, or Cause, (c) the date the Optionholder’s employment with the Company and its subsidiaries terminates if such termination is for Cause, as determined by the Board or by the Committee, in its sole discretion, or (d) one year after the date the Optionholder’s employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability, or death results within not more than three months of the date on which the Optionholder ceases to be an Employee; provided, however, that the Option Agreement for any Option may provide for shorter periods in each of the foregoing instances. Notwithstanding anything to the contrary contained in this Section 6.4 or any other provision of the Plan, the terms of any Option Agreement under the Plan may provide that the exercise period described in Section 6.4(b) above may be longer than three months after the date the Optionholder’s employment with the Company and its subsidiaries terminates.

6.5 Exercise of Option. No Option shall be exercisable during the lifetime of an Optionholder by any person other than the Optionholder. The Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to 25% of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional 6 1/4% of such total number of shares at any time after the end of each consecutive calendar quarter thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionholder has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of Common Stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option in accordance with the provisions of Sections 6.2 and 6.3. Any certificate(s) for shares of outstanding Common Stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the Optionholder in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the Optionholder to the Company’s transfer agent with respect to disposition of the balance of the shares covered thereby.

6.6 No Transfer of Option. No Option shall be transferable by an Optionholder otherwise than by will or the laws of descent and distribution.

6.7 Limit on Incentive Stock Options. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by an Optionholder during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000.

6.8 Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

6.9 Investment Representation. Any Optionholder may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

6.10 Rights as a Stockholder or Employee. An Optionholder or transferee of an Option shall have no rights as a stockholder of the Company with respect to any shares covered by any Option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.14. Nothing in the Plan or in any Option Agreement shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionholder’s employment at any time.

6.11 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

6.12 Exercisability in the Event of Death. In the event of the death of the Optionholder while he or she is an Employee and/or Director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an Employee and/or Director, any Option or unexercised portion thereof granted to the Optionholder, to the extent exercisable by him or her on the date of death, may be exercised by the Optionholder’s personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

6.13 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to use substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would otherwise be canceled in accordance with the foregoing, the Optionholder shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the Optionholder’s Option in whole or in part without regard to any installment exercise provisions in the Optionholder’s Option Agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Option granted pursuant to the Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

6.14 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised), and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, that the Administrator may not, without the approval of the stockholders of the Company, (a) reprice or otherwise reduce the exercise price of unexercised Options, or (b) cancel previously granted Options and issue new Options to the same Optionholder at a lower exercise price. The Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an incentive stock option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionholder, alter or impair any rights of the Optionholder under the Option.

6.15 Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

      7.     Provisions of Awards Other Than Options.

7.1 Restricted Stock Awards. The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to eligible Participants. Restricted Stock Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each restricted stock purchase agreement shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price. The purchase price of Restricted Stock Awards shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b) Consideration. The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock For Stock Exchange or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted stock purchase agreement in the event a Change in Control occurs.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in an Option Agreement or a restricted stock purchase agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Option Agreement or restricted stock purchase agreement shall be forfeited and the Participant shall have no rights with respect to the Award.

(e) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

7.2 Unrestricted Stock Awards. The Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any Participant, pursuant to which such individual may receive shares of Common Stock free of any vesting restriction (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

7.3 Performance Awards.

(a) Nature of Performance Awards. A Performance Award is an Award entitling the recipient to acquire actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitation and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25 percent of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Shareholder. A Participant receiving a Performance Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator).

(d) Termination. Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 8, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award in the event a Change in Control occurs.

(f) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.3(f).

7.4 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 7.4 (the “Right of Repurchase”). The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock. The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.

      8. Termination or Amendment of Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the equitable adjustment provisions of Section 6.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which Awards may be granted; and provided further that, without the consent of the Participant, no amendment may adversely affect any then outstanding Award or any unexercised portion thereof. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent.

      9.     General Provisions.

9.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

9.2 Recapitalizations. Each Stock Option Agreement and Award Agreement shall contain provisions required to reflect the equitable adjustment provisions of Section 6.13 in the event of a corporate capital transaction.

9.3 Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue shares of Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

9.4 Other Provisions. The Stock Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

9.5 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Date of Grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

9.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

      10.     Effective Date. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

      11.     Termination or Suspension of the Plan. The Plan shall terminate automatically on October 11, 2014, but no later than the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      12.     Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

APPENDIX C

EMULEX CORPORATION

1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

      1.     Purpose.

      (a) The purpose of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the “Plan”) is to provide a means by which each director of Emulex Corporation, a Delaware corporation (the “Company”), who is not an employee of the Company or any of its subsidiaries (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

      (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      2.     Administration.

      (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

      (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The Committee shall act pursuant to a majority vote or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

      (c) No member of the Board or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      3.     Shares Subject to the Plan.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options heretofore or hereafter granted under the Plan shall not exceed in the aggregate 950,000 shares of the Company’s common stock (the “Common Stock”). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for options under the Plan as if no option had been granted with respect to such shares.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      4.     Eligibility. Options shall be granted only to Non-Employee Directors of the Company who are eligible directors at the time of grant. Each Non-Employee Director shall be eligible to receive an option under the Plan if such director is not then an employee of the Company or any of its subsidiaries. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

      5.     Automatic Grants.

      (a) Each person who first becomes an eligible Non-Employee Director after October 1, 2004 shall, upon the date of his or her initial qualification as an eligible Non-Employee Director, automatically be granted an initial option to purchase sixty thousand (60,000) shares of the Company’s Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

      (b) On each anniversary of the date of grant of the initial option to each eligible Non-Employee Director pursuant to subparagraph 5(a) which occurs after October 1, 2004, each such eligible Non-Employee Director shall automatically be granted an additional option to purchase twenty thousand (20,000) shares of the Company’s Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

      6.     Option Provisions. Each option shall contain the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a director of the Company terminates for any reason or for no reason. In the event of such termination of service, the option shall terminate on the earlier of the Expiration Date or the date one year following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e). Notwithstanding the foregoing, if exercise within the foregoing periods is prohibited under paragraph 13 below, the term of the option shall be extended to a date thirty (30) days following the first date on which the condition of paragraph 13 of the Plan has been met, and the option shall be exercisable as to that number of shares that could have been exercised on the date of termination of service had the condition of paragraph 13 been satisfied on that date.

      (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. For purposes of the Plan, the “fair market value” of any share of Common Stock of the Company at any date shall be (i) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, (ii) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such day, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

      (c) An option that is exercisable may be exercised by the delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board or the Committee. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by payment in full of the exercise price per share of the shares of Common Stock for which the option is being exercised. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 2,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) Payment of the exercise price per share in cash at the time of exercise; or

(ii) Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already owned shares of Common Stock of the Company owned by the optionee for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at fair market value on the date of exercise; or

(iii) Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a “cashless exercise”). Payment in full of the exercise price per share need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price per share for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the option.

(iv) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i), 6(c)(ii) and 6(c)(iii) above.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative or any transferee pursuant to a QDRO.

      (e) The options shall become exercisable in installments as follows:

(i) Each of the options described in subparagraph 5(a) shall become exercisable in installments as follows: one-third ( 1/3) of the shares covered by the option on each of the first three anniversaries of the date of grant, until all the shares have become purchasable, provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(ii) Each of the options described in subparagraph 5(b) shall become exercisable in installments as follows: one-half ( 1/2) of the shares covered by the option on the date six (6) months after the date of grant, one-fourth ( 1/4) of the shares covered by the option on the date nine (9) months after the date of grant, and one-fourth ( 1/4) of the shares covered by the option on the first anniversary of the date of grant, until all the shares have become purchasable; provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(iii) Subject to the limitations contained herein, including, without limitation, those contained in subparagraph 13(b), each option shall be exercisable with respect to each installment on or after the date of exercisability applicable to such installment.

      (f) Each option shall contain a representation and any optionee may be required, as a condition of the grant of the option and the issuance of shares covered by his or her option, to represent that the option and the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof. In addition, the Company may require any optionee or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; (ii) and to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

      (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

      7.     Covenants of the Company.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

      8.     Use of Proceeds from Stock. Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

      9.     Miscellaneous.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or shall affect any right of the Company or its Board or stockholders to terminate the service of any Non-Employee Director with or without cause.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

      (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director or to evidence the removal of any restrictions on transfer that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The Non-Employee Director may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of withholding tax obligation; (iii) or delivering to the Company owned and unencumbered shares of Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.

      (e) In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees subject to the provisions of subparagraphs 6(a) and 6(e) hereof.

      10.     Adjustments upon Changes in Stock.

      (a) If any change is made in the stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

      (b) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be cancelled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided by subparagraph 6(e). In the event of a Change in Control of the Company, as defined below, any unexercised option theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such Change in Control in addition to the shares, if any, as to which the option is already exercisable. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive. A “Change in Control” shall be deemed to have occurred if:

(i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially one-third ( 1/3) or more of the common stock of the Company outstanding; or

(ii) if following:

(A) a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or

(B) a proxy contest for election of directors of the Company,

the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

      11.     Amendment of the Plan.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Materially increase the number of shares which may be issued under the Plan;

(ii) Materially modify the requirements as to eligibility for participation in the Plan; or

(iii) Materially increase the benefits accruing to participants under the Plan, whether by increasing the number of shares for which an option may be granted to an optionee or otherwise.

      (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan except with the consent of the person to whom the option was granted.

      12.     Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2010. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the person to whom the option was granted.

      (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

      13.     Effective Date of Amended Plan; Conditions of Exercise. The effective date of this amended and restated Plan shall be October 1, 2004, subject to the approval of stockholders of the Company within 12 months of the date of adoption. No options granted under the amended and restated Plan will be effective until the stockholders of the Company have approved the amendment and restatement of the Plan. The Plan originally became effective on November 1, 1997, subject to the condition subsequent that the Plan be approved by the vote or written consent of the holders of a majority of the shares of the Company represented and voting at the next special or annual meeting of stockholders of the Company. No option shall be granted under the amended Plan unless and until the stockholder approval condition of this paragraph 13 has been satisfied.

      14.     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      15.     Captions. The use of captions in this Plan or any related option agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such option agreement.

      16.     Other Provisions. Each option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or Committee, in its sole discretion.

      17.     Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

      18.     Severability. If any provision of the Plan or any option agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

      19.     Governing Law. The validity and construction of this Plan and the instruments evidencing the options granted hereunder shall be governed by and construed in accordance with the laws of the State of California.

APPENDIX D

EMULEX CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

      1.     Purpose and Type of Option

      1.1     Purpose of Plan. This Plan amends and restates the Emulex Corporation Employee Stock Purchase Plan to increase the number of authorized shares and make certain changes to the administrative provisions of the Plan originally adopted effective as of January 1, 2001. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of the Company in order to increase their proprietary interest in the success of the Company.

      1.2     Type of Option. The Options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 421(a) pursuant to the terms of an employee stock purchase plan that satisfies the requirements of Code Section 423(b).

      2.     Definitions

      Whenever capitalized in the text, the following terms shall have the meanings set forth below.

      2.1     Account. The unfunded bookkeeping account established pursuant to Section 3.5 hereof to record a Participant’s contributions to the Plan.

      2.2     Base Compensation. The total cash salary or wages paid by the Company to an Employee during the calendar year with which or within which the Option Period ends and which is reportable as earnings subject to income tax on Form W-2, including salary, annual bonus and incentive payments, annual profit sharing bonus, overtime, lead premium, commissions and shift differential pay. Base Compensation does not include deferred compensation or Company contributions to any Employee benefit plan, but shall include salary deferral contributions under a Section 401(k) plan or salary reduction contributions to a cafeteria plan meeting the requirements of Section 125 of the Code that the Company maintains or in the future may maintain. Base Compensation shall also exclude:

2.2.1 cash reimbursement of moving, relocation and temporary housing expenses, automobile allowances, telephone allowances, sign on bonuses, referral bonuses and educational reimbursements to the extent such reimbursements and allowances are subject to income tax and reportable on Form W-2;

2.2.2 the taxable portion of any other statutory or nonstatutory fringe benefits (including any termination, severance or separation allowance paid coincident with or immediately following an Employee’s termination of employment under a termination, severance or separation allowance plan, program, policy or arrangement, whether written or oral, sponsored, adopted or maintained by the Employer or under any agreement, whether written or oral, with the Employer), including, without limitation, group-term life insurance, to the extent such benefits are subject to income tax and reportable on Form W-2;

2.2.3 Income attributable to the exercise of any stock option or vesting of any stock award to the extent such property transfers are subject to income tax pursuant to Code Section 83 and reportable on Form W-2.

      2.4     Board. The Board of Directors of the Company.

      2.5     Code. The Internal Revenue Code of 1986, as amended.

      2.6     Common Stock. The shares of the $.10 par value per share common stock of the Company.

      2.7     Company. Emulex Corporation, a Delaware corporation, as well as any Parent or Subsidiary corporations whose employees participate in the Plan with the consent of the Board.

      2.8     Continuous Employment. An Employee’s employment by the Company without interruption. Employment shall not be considered interrupted because of:

2.8.1 Transfers of employment between the Company and its Subsidiary or Parent corporations, or

2.8.2 Any leave of absence approved by the Company.

      2.9     Employee. Any person, including officers and directors, employed by the Company. This term shall not include directors unless they are employed by the Company in a position in addition to their duties as a director.

      2.10     Eligible Employee. Any Employee who has satisfied the eligibility conditions of Section 3.1 below.

      2.12     Exchange Act. The Securities Exchange Act of 1934, as amended.

      2.13     Fair Market Value. For purposes of the Plan, the “fair market value” per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market System, the closing price per share on such date on the principal exchange on which it is traded or as reported by NASDAQ, or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market System, the closing price per share on such date reported by NASDAQ, or if closing sales are not reported by NASDAQ, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange, the NASDAQ National Market System or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

      2.14     Insider. A Participant who is an officer, director or more than ten percent (10%) shareholder subject to the provisions of Section 16 of the Exchange Act.

      2.15     Non-Employee Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

      2.16     Option. A stock option granted pursuant to the Plan.

      2.17     Option Period. Six-month periods from April 1 through September 30 and October 1 through March 31 of each calendar year, or such other periods as the Plan Administrator may determine. The maximum term of the Option Period cannot exceed 27 months from the date the Option is granted.

      2.18     Outside Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. § 1.162-27(e)(3).

      2.19     Plan. The Emulex Corporation Employee Stock Purchase Plan.

      2.20     Plan Administrator. The Board or the Committee designated pursuant to Section 6.2 hereof to administer, construe and interpret the terms of the Plan.

      2.21     Participant. An Eligible Employee who has been granted an Option under the Plan.

      2.22     Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time in question, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      2.23     Stockholders. The holders of outstanding shares of the Common Stock.

      2.24     Subsidiary. Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time in question, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      3.     Eligibility and Participation

      3.1     Eligibility.

3.1.1 All Employees of the Company:

(a) Who have completed a period of Continuous Employment of at least 90 days prior to the date Options are granted under the Plan, and

(b) Whose customary employment exceeds twenty (20) hours per week, shall be eligible to participate in the Plan.

3.1.2 No Employee may be granted an Option if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Parent or Subsidiary corporation.

3.1.3 For purposes of Section 3.1.2 above, an Employee’s ownership interest will be determined in accordance with the provisions of Section 424(d) of the Code.

      3.2     Payroll Withholding.

3.2.1 Eligible Employees may enroll as Participants by executing, prior to or coincident with the commencement of each Option Period (at a time determined by the Plan Administrator), a form to be provided by the Plan Administrator on which they may designate:

(a) The portion of their Base Compensation, not to exceed 10%, to be deducted each payroll period and contributed to their Accounts for the purchase of shares of Common Stock (the “withholding credit”), and/or

(b) The amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of Common Stock (the “initial deposit credit”).

(c) The maximum amount that may be applied to the exercise of the Option after being credited to a Participant’s Account pursuant to Section 3.2.1(a) and Section 3.2.1(b) shall not in the aggregate exceed 10% of Base Compensation. From time to time, in its sole discretion, the Plan Administrator may increase or decrease the maximum percentage, but not in excess of 15% of Base Compensation.

3.2.2 Except as provided herein or in Section 4.1.5 hereof, or in the event the Plan Administrator designates a special election adjustment period, once a payroll withholding amount is elected, the periodic payroll deduction withholding credits for that Option Period cannot be decreased or increased without terminating the Option. However, pursuant to rules and procedures prescribed by the Plan Administrator, the Plan Administrator may designate a special election adjustment period applicable to all participants during which participants may make a one time election to decrease the amount of the periodic payroll deduction. A Participant who is on an approved unpaid leave of absence also may make additional contributions to make up any contributions that were not withheld from the Participant while on a Company-approved unpaid leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Option Period during which the leave of absence began. In addition, a Participant who is an employee whose Base Compensation is primarily based on commissions, who has one or more payroll periods in which the Participant’s commission income is less than the amount of the periodic payroll deduction withholding credit elected by the Participant, may make additional contributions to make up any shortfall, if the Participant contributes those amounts before the end of the Option Period. A failure to make up such a contributions shortfall by the end of the Option Period shall be treated as an election, pursuant to Section 4.1.5 hereof, to cease future contributions.

      3.3     Limitations.

3.3.1 Notwithstanding anything herein to the contrary, the maximum limit on the right to purchase shares of Common Stock during any Option Period shall not exceed the lesser of: (a) twelve thousand five hundred dollars ($12,500) per Option Period, or (b) 500 shares of Common Stock per Option Period, subject to adjustment pursuant to Section 5.2 hereof; provided, however, that if the Option Period is a length of time other than six months, the limitation set forth in this Section 3.3.1 shall be adjusted such that on an annual basis (pro rated for the actual Option Period) the maximum limit on the right to purchase shares of Common Stock during any calendar year shall not exceed the lesser of: (a) twenty-five thousand dollars ($25,000) per calendar year, or (b) 1,000 shares of Common Stock per calendar year, subject to adjustment pursuant to Section 5.2 hereof.

3.3.2 This limitation shall apply to the Participant’s right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Section 423 of the Code that are maintained by the Company and its Subsidiary and Parent corporations.

3.3.3 This dollar limitation applies to the Fair Market Value of Common Stock (determined at the time the Option is granted) for the Option Period in which the Option is outstanding.

3.3.4 This limitation shall be applied in a manner consistent with the provisions of Section 423(b)(8) of the Code.

      3.4     Granting of Options.

3.4.1 Upon the Employee’s completion and return of the enrollment form, the Plan Administrator will, at the commencement of the Option Period, grant an Option to allow the Participant to purchase the number of whole shares of Common Stock specified by the administrator in the Option. Each participant will be entitled to an Option to purchase the same number of shares. However, the exercise of the of the Option by any Participant will be limited to such number of whole shares of Common Stock that can be purchased by the amount calculated pursuant to Section 4.2 hereof.

3.4.2 The price at which each share covered by an Option may be purchased will in all instances be determined by the Plan Administrator, but shall be no less than the lesser of

(a) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Option Period; or

(b) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of the applicable Option Period (the “Exercise Date”).

3.4.3 Options shall be evidenced by an agreement between the Participant and the Company in a form approved by the Plan Administrator.

      3.5     Establishment of Accounts.

3.5.1 All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be credited to a separate Account maintained for the Participant.

(a) The Accounts will not bear interest and a Participant will not be entitled to any interest on the Account when the Option is terminated.

(b) The Plan Administrator shall prescribe the rules and procedures, as it deems necessary or appropriate, regarding the handling of Participant contributions and, in its sole discretion, may deposit such contributions in a passbook account or other investment in the name of the Company maintained at any institution.

3.5.2 A Participant may not withdraw any portion of the funds accumulated in his or her Account without terminating his or her Option pursuant to Section 4.1, below.

      4.     Options

      4.1     Termination of Options.

4.1.1 An Option shall terminate upon the Participant’s voluntary withdrawal from the Plan. A Participant may withdraw from the Plan at any time prior to the last day of the Option Period by submitting written notice to the Plan Administrator.

4.1.2 An Option also shall terminate automatically if the Participant holding the Option ceases to be employed by the Company for any reason (including disability or retirement) prior to the last day of the Option Period.

4.1.3 For purposes of Section 4.1.2 above, a Participant’s employment will not be considered to have been terminated by reason of death or a leave of absence taken in accordance with the Company’s leave of absence policy, provided the leave of absence does not exceed five (5) months or, if longer, so long as the Participant’s right to reemployment with the Company is guaranteed either by statute or contract (the “Term Expiration Period”). If the leave of absence exceeds the Term Expiration Period, the Participant will be deemed to have ceased to be employed on the first day following the end of the Term Expiration Period. In the event of death, the Option shall be exercisable to the extent of the amounts credited to the deceased Participant’s Account. The Option may be exercised by the representative of the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option is exercisable based on the credits to the Participant’s Account. In addition, solely for purposes of this Plan, a Participant whose employment terminates in connection with an event (such as a reduction in force, layoff or corporate transaction) that the Plan Administrator designates as a “Reorganization Event” will be treated under the Plan as an approved leave of absence and will not be considered to be a termination of employment for purposes of Section 4.1.2 above until after the last day of the Option Period.

4.1.4 Upon any termination of an Option, all amounts credited to the Participant’s Account shall be refunded to the Participant.

4.1.5 A Participant may make a single election during an Option Period to cease future payroll withholding without terminating the Option with respect to the number of whole shares equal to:

(a) the withheld amounts credited to the Participant’s Account;

(b) divided by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

      4.2     Exercise of Options.

4.2.1 Unless terminated prior to the last day of the Option Period, Options granted at the commencement of an Option Period will be exercised automatically on the last day of the Option Period for such number of whole shares of Common Stock that can be purchased by the amount calculated by:

(a) The dollar amount of the periodic deductions credited to the Participant’s Account attributable to amounts withheld from the Participant’s Base Compensation for the payroll periods during the Option Period (the “withholding credit”),

(b) Adding the withholding credit to the amount of funds (if any) deposited by the Participant with the Plan at the beginning of the Option Period (the “initial deposit credit”), and

(c) Dividing the sum of the withholding credit and the initial deposit credit by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

4.2.2 As soon as practicable after the last day of the Option Period, a Participant shall receive a certificate for the whole number of shares of Common Stock purchased by the funds from the Participant’s Account.

4.2.3 If the amount credited to the Participant’s Account on the date of purchase exceeds the total purchase price of the shares subject to the Option, the surplus shall be refunded to a Participant as soon as reasonably practicable after the end of the applicable Option Period.

4.2.4 If at any time during an Option Period a Participant ceases receiving compensation from the Company without terminating employment (e.g., while on a Company-approved leave of absence or during a period for which no commissions are paid), and, as a result, the amount in the Participant’s Account at the end of the Option Period is insufficient to purchase all the shares covered by the Option granted to the Participant, as many whole shares as can be purchased out of the contributed funds will be acquired. The balance of the funds, if any, shall be refunded to the Participant.

4.2.5 Except as provided in Section 3.2.2, payment for shares to be purchased at the termination of the Option Period may only be made from funds:

(a) Deposited at the beginning of an Option Period, and/or

(b) Accumulated through payroll deductions made throughout the Option Period.

      4.3     Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and the laws of descent and distribution. During the lifetime of a Participant, an Option may be exercised only by the Participant.

      5.     Common Stock

      5.1     Shares Subject to Plan.

5.1.1 The maximum number of shares of Common Stock which may be issued under the Plan is 1,950,000 shares, subject to adjustment in certain circumstances as provided in Section 5.2 below.

5.1.2 If any outstanding Option is terminated for any reason, the shares allocated to the Option may again become subject to purchase under the Plan.

5.1.3 The Common Stock issuable under the Plan may either be previously unissued Common Stock or may have been reacquired by the Company in the open market or otherwise.

5.1.4 If at any time the number of shares for which Options are to be granted under the Plan pursuant to Participants’ designation exceeds the number of remaining shares then available under the Plan, the Plan Administrator shall make pro rata adjustments to Participants’ designations in a uniform manner. Written notice of any the adjustments shall be given to each affected Participant.

      5.2     Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Plan Administrator in the number, price, and kind of shares subject to outstanding Options if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividends, or similar capital adjustment.

      6.     Plan Administration

      6.1     Administration by Board. Subject to Section 6.2, the Plan Administrator shall be the Board of Directors of the Company (the “Board”) during such periods of time as all members of the Board are Outside Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The Plan Administrator may, in its absolute discretion, without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      6.2     Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 6.1 of the Plan, at any time the Board includes any person who is not an Outside Director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a compensation committee (the “Committee”) of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are Outside Directors and Non-Employee Directors, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business, as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      6.3     Exceptions. Anything to the contrary notwithstanding, the requirements in Sections 6.1 and 6.2 that all members of the Committee be Non-Employee Directors and Outside Directors shall not apply for any period of time during which the Company’s Common Stock is not registered pursuant to Section 12 of the Exchange Act. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to reporting persons.

      6.4     Indemnification of the Plan Administrator. To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the Committee comprising the Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including reasonable attorneys fees and any amount paid in settlement) reasonably incurred in connection with any claims against him or her by reason of conduct in the performance of duties under the Plan.

      7.     Miscellaneous Matters

      7.1     Uniform Rights and Privileges. Except for the limitations of Section 3.3, the rights and privileges of all Participants under the Plan must be the same.

      7.2     Rights as a Stockholder.

7.2.1 No person shall have any stockholder rights with respect to shares covered by an Option until a stock certificate for the shares is issued and delivered to the person.

7.2.2 No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Option.

      7.3     Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options shall be used for general corporate purposes.

      7.4     Amendment and Termination.

7.4.1 The Board may at any time alter, amend, suspend, or terminate the Plan with respect to any shares not already subject to Options.

7.4.2 No amendment may be adopted without the approval of the Stockholders that would:

(a) Materially increase the benefits accruing to Participants in the Plan,

(b) Increase the number of shares that may be issued under the Plan,

(c) Materially modify the requirements as to eligibility for participation,

(d) Extend the term of the Plan,

(e) Alter the option price formula, or

(f) Cause the Plan to fail to meet the requirements to qualify as an “employee stock purchase plan” under Section 423 of the Code.

      7.5     Interpretation.

7.5.1 If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan will be construed and enforced as if the provision had not been included in it.

7.5.2 Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

7.5.3 Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Section.

      7.6     Stockholder Approval.

7.6.1 No shares of Common Stock shall be issued under the Plan unless it shall have been approved by the stockholders of the Company within 12 months of the date of adoption. If the Plan is not approved by the Company’s stockholders within that time period, the Plan and all Options issued under the Plan will terminate and all contributions will be refunded to the Participants together with any interest earned thereon.

7.6.2 This approval by the Company’s stockholders must relate to both:

(a) The aggregate number of shares to be granted under the Plan, and

(b) The corporations whose employees may be Participants in the Plan.

      7.7     No Right to Employment. Neither the adoption of the Plan nor the granting of any Option shall confer upon any Employee any right to continued employment, nor shall it interfere in any way with the right of the Company terminate the employment of any Employee at any time, with or without cause.

      7.8     Governing Law. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the state of California.

      8.     Effective Date and Term of Plan

      8.1     Effective Date. The effective date of this amended and restated Plan shall be October 11, 2002, subject to the approval of Stockholders of the Company within 12 months of the date of adoption. The original effective date of the Plan was January 1, 2001. No options granted under the amended Plan will be effective until the Stockholders of the Company have approved the amendment and restatement of the Plan.

      8.2.     Term of Plan. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2010.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. ELECTION OF DIRECTORS
(INSTRUCTION: To withhold authority to vote for any individual nominees, strike a line through the nominee's name below):

FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐

01 Fred B. Cox
02 Michael P. Downey
03 Bruce C. Edwards
04 Paul F. Folino
05 Robert H. Goon
06 Don M. Lyle

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

Signature ______________________ Signature if held jointly ______________________ Dated: ______________, 2004

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name of the President or other authorized officer. If a partnership, please sign in partnership name by authorized name.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/elx Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

EMULEX CORPORATION
3333 SUSAN STREET
COSTA MESA, CALIFORNIA 92626

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred B. Cox and Paul F. Folino as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned at the close of business on October 1, 2004, at the Annual Meeting of Stockholders to be held on November 18, 2004, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR": (1) THE ELECTION OF DIRECTORS, (2) RATIFICATION AND APPROVAL OF THE OPTION EXCHANGE PROPOSAL, (3) RATIFICATION AND APPROVAL OF THE ADOPTION OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN, (4) RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED, (5) RATIFICATION AND APPROVAL OF THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN AND (6) RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2005. IN ADDITION, THIS PROXY WILL BE VOTED AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Emulex account online.

Access your Emulex shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Emulex, now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time